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                                  EXHIBIT 4.10
                           DCP CONTRACT, FORM P-12518
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CONTRACT NUMBER                             GA XX,XXX

CONTRACTHOLDER                              ABC Company

DATE OF ISSUE                               January 1, 1990

CONTRACT DATE                               January 1, 1990

FIRST CONTRACT ANNIVERSARY                  January 1, 1991

American United Life Insurance Company (AUL) shall provide all the rights and benefits of this contract.

This contract is issued in consideration of the application and of the payment of Contributions to AUL.

All provisions and conditions stated on this and subsequent pages are made a part of this contract.

Signed for AUL at its Home Office in Indianapolis, Indiana.

                   NOTICE OF TEN DAY RIGHT TO EXAMINE CONTRACT

Please read this contract carefully. The Contractholder may return the contract for any reason within ten days after receiving it. If returned, the contract shall be considered void from the beginning and any Contributions shall be refunded.

                                      AMERICAN UNITED LIFE INSURANCE COMPANY
                                      By: /s/ Jerry D. Semler
                                      Chairman of the Board,
                                      President, & Chief Executive Officer



                                      Attest
                                      By: /s/ William R. Brown
                                      Secretary

                          AUL American Series Contract
                    DCP Multiple-Fund Group Variable Annuity
                                Nonparticipating

THE ASSETS HELD IN ANY INVESTMENT ACCOUNT FOR WHICH THIS CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO OF THE MUTUAL FUND IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS IS NOT GUARANTEED. ARTICLE 5 OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS.

P-12518

CONTRACT NUMBER                             GA XX,XXX

CONTRACTHOLDER                              TWO-LINE NAME


DATE OF ISSUE                               January 1, 1990

CONTRACT DATE                               January 1, 1990

FIRST CONTRACT ANNIVERSARY                  January 1, 1991

American United Life Insurance Company (AUL) shall provide all the rights and benefits of this contract.

This contract is issued in consideration of the application and of the payment of Contributions to AUL.

All provisions and conditions stated on this and subsequent pages are made a part of this contract.
Signed for AUL at its Home Office in Indianapolis, Indiana.

                   NOTICE OF TEN DAY RIGHT TO EXAMINE CONTRACT

Please read this contract carefully. The Contractholder may return the contract for any reason within ten days after receiving it. If returned, the contract shall be considered void from the beginning and any Contributions shall be refunded.


                                      AMERICAN UNITED LIFE INSURANCE COMPANY
                                      By: /s/ Jerry D. Semler
                                      Chairman of the Board,
                                      President, & Chief Executive Officer



                                      Attest
                                      By: /s/ William R. Brown
                                      Secretary



                          AUL American Series Contract
                    DCP Multiple-Fund Group Variable Annuity
                                Nonparticipating

THE ASSETS HELD IN ANY INVESTMENT ACCOUNT FOR WHICH THIS CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO OF THE MUTUAL FUND IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS IS NOT GUARANTEED. ARTICLE 5 OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS.


P-12518

                                TABLE OF CONTENTS


ARTICLE 1                  DEFINITIONS

ARTICLE 2                  CONTRACT AND AUTHORITY

         2.1---------------Entire Contract
         2.2---------------Authority

ARTICLE 3                  CONTRIBUTIONS, INVESTMENTS, AND TRANSFERS

         3.1---------------Amount of Contributions
         3.2---------------How Contributions Are Handled
         3.3---------------Addition, Deletion, or Substitution of Investments 3.4---------------Transfers
         3.5---------------Limitations on Transfers

ARTICLE 4                  BENEFITS

         4.1----------------Election of Annuity Options
         4.2----------------Annuity Options
         4.3----------------Guaranteed Rate of Interest
         4.4----------------Alternate Nonparticipating Retirement Annuity 4.5----------------Minimum Payments
         4.6----------------Due Proof of Date of Birth and Survival 4.7----------------Death Benefits
         4.8----------------Withdrawal Benefits

ARTICLE 5                  VALUATIONS

         5.1----------------Time of Valuation
         5.2----------------Accumulation Units
         5.3----------------Value of Accumulation Units
         5.4----------------Determining the Net Investment Factor
         5.5----------------Determining the Value of Each Participant
                            Account's Share of Any Investment Account

ARTICLE 6                  OTHER CHARGES

         6.1----------------Mortality Risk and Expense Risk Charges 6.2----------------Investment Management Charge
         6.3----------------Administrative Charge
         6.4----------------Transfer Charge
         6.5----------------Other Charges
         6.6----------------Reduction or Waiver of Certain Charges






P-12518.1

ARTICLE 7                  RIGHT OF AUL TO CHANGE CERTAIN PROVISIONS

         7.1----------------Right of AUL to Change Interest Rates
         7.2----------------Right of AUL to Change Annuity Table
         7.3----------------Right of AUL to Change Charges
         7.4----------------Amendment of Contract to Conform with Law

ARTICLE 8                  TERMINATION OF CONTRACT

         8.1----------------Right of Contractholder to Terminate
         8.2----------------Payment Due to Termination by Contractholder 8.3----------------Right of AUL to Terminate
         8.4----------------Payment Due to Termination by AUL

ARTICLE 9                  MISCELLANEOUS

         9.1----------------Ownership
         9.2----------------AUL's Annual Statement
         9.3----------------Certification of Plan Status
         9.4----------------Essential Data
         9.5----------------Reliance
         9.6----------------Misstatement of Essential Data
         9.7----------------Annuity Certificates
         9.8----------------Election, Notice, or Direction Requirements 9.9----------------Quarterly Statement of Account Value
         9.10---------------Conformity with State Laws
         9.11---------------Reference to Federal Laws
         9.12---------------Sex and Number
         9.13---------------Facility of Payment
         9.14---------------Insulation from Liability
         9.15---------------Voting
         9.16---------------Acceptance of New Participants or Contributions 9.17---------------Notice of Annual Meeting of Members

TABLE OF IMMEDIATE ANNUITIES


P-12518.2

                             ARTICLE 1 - DEFINITIONS


1.1  "Account Value" for any Participant Account on any given date means:

     (a) the balance of the Participant Account's share of the Fixed Interest Account on that date; plus

     (b) the value of the Participant Account's share of each Investment Account on that date.

1.2 "Accumulation Period" means the period of time commencing on the date on which a Participant's initial Contribution is credited to the Participant Account and terminating on the date when such Participant Account is closed.

1.3 "Accumulation Unit" means a statistical device used to measure amounts of increases to, decreases from, and accumulations in any Investment Account during the Accumulation Period.

1.4 "Contract Anniversary" means the first day of each Contract Year. Each Contract Anniversary after the First Contract Anniversary shall be the same day of the same month as the day and month which is stated on the face page of this contract for the First Contract Anniversary.

1.5 "Contract Quarter" means each of the four successive intervals of three months, the sum of which corresponds to a 12-month Contract Year.

1.6 "Contract Year" means, for the first such year, the period beginning with the Contract Date and ending on the day immediately preceding the First Contract Anniversary, and for each succeeding Contract Year, the period beginning with a Contract Anniversary and ending on the day immediately preceding the next succeeding Contract Anniversary.

1.7 "Contributions" means amounts paid to AUL by the Contractholder and credited to a Participant Account hereunder. "Excess Contributions" means those Contributions made on behalf of a Participant which exceed the limitations in effect under applicable provisions of the Internal Revenue Code and Regulations issued thereunder.

1.8 "Current Rates of Interest" means each of the annual effective rates of interest as determined and declared by AUL from time-to-time and as credited to each interest pocket maintained within the Fixed Interest Account. The Current Rates of Interest shall always be equal to or greater than the Guaranteed Rate of Interest.

1.9 "Fixed Interest Account" means that fund of AUL's general asset account in which all or a portion of a Participant's Account Value may be held for accumulation at the Current Rates of Interest.


     (a) Contributions allocated, or amounts transferred, to the Fixed Interest Account shall be credited to the open interest pocket and shall earn interest at the Current Rate of Interest in effect for that interest pocket. Such Contributions or transferred amounts, during the time that the Current Rate of Interest exceeds the Guaranteed Rate of Interest, shall earn interest at such credited Current Rate of Interest for at least 1 year. After such 1-year period, AUL reserves the right to declare, at any time, a new Current Rate of Interest to be applied to funds held within that interest pocket. Any such new Current Rate of Interest must remain in effect for that interest pocket for at least 1 year.


     (b) If AUL changes the Current Rate of Interest for new Contributions or new amounts transferred to the

P-12518.3

          Fixed Interest Account, the previous open interest pocket shall close, and any Contributions or amounts transferred on or after the effective date of such change shall be credited to a new open interest pocket and shall earn interest at the new Current Rate of Interest in effect for such new open interest pocket. Therefore, at any given time, various funds credited to a Participant Account and allocated to the Fixed Interest Account may be earning interest at different Current Rates of Interest for different periods of time.

1.10 "Guaranteed Rate of Interest" means interest at an annual effective rate of 4.00%.

1.11 "Home Office" means the principal office of AUL. The mailing address is P.O. Box 6148, Indianapolis, Indiana 46206-6148.

1.12 "Investment Account" means each subaccount of the Variable Account, which subaccounts include the Equity Investment Account, the Bond Investment Account, the Money Market Investment Account, and the Managed Investment Account, as the case may be, where:

     (a) Amounts allocated to the Equity Investment Account shall be invested in shares of the AUL American Equity Portfolio of the Mutual Fund.

     (b) Amounts allocated to the Bond Investment Account shall be invested in shares of the AUL American Bond Portfolio of the Mutual Fund.

     (c) Amounts allocated to the Money Market Investment Account shall be invested in shares of the AUL American Money Market Portfolio of the Mutual Fund.

     (d) Amounts allocated to the Managed Investment Account shall be invested in shares of the AUL American Managed Portfolio of the Mutual Fund.

1.13 "Investment Liquidation Charge" means a charge taken by AUL which is determined by multiplying a percentage times that portion of the Withdrawal Value allocated to the Fixed Interest Account which is to be paid under
     Section 8.2. The percentage shall be 6 times (X-Y) where:

     X = the Current Rate of Interest being credited by AUL, as of the effective date of termination, to new Contributions to the Fixed Interest Account; and

     Y = the average rate of interest being credited by AUL, as of the effective date of termination, to each affected Participant Account's share of the Fixed Interest Account.

     If   Y is greater than X, the Investment Liquidation Charge shall be zero.

     AUL's determination  of  the   Investment   Liquidation   Charge  shall  be
     conclusive.

1.14 "Investment Option" means the Fixed Interest Account or any of the Investment Accounts of the Variable Account. AUL reserves the right to provide other Investment Options under this contract at any time.

1.15 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940.


1.16 "Participant" means any person reported to AUL by the Contractholder as eligible for, and as

P-12518.4
     participating in, the Plan, and for whom a Participant Account is established.

1.17 "Participant  Account" means an account established under this contract for
     a  Participant.   Contributions  received  by  AUL  shall  be  credited  to
     Participant Accounts as directed by the Contractholder.

1.18 "Plan" means the Contractholder's plan of deferred compensation as it exists on the Contract Date, and any subsequent amendment to it.

1.19 "Portfolio" means a series of the Mutual Fund as described in the prospectus for the Mutual Fund as such prospectus may be amended or supplemented from time to time.

1.20 "Valuation Date" means any day when the Home Office of AUL and the New York Stock Exchange are open and operational.

1.21 "Valuation Period" means the period beginning at the close of business on a Valuation Date and ending at the close of business on the next succeeding Valuation Date.

1.22 "Variable Account" means a separate account established by AUL called the AUL American Unit Trust, which is registered under The Investment Company Act of l940 as a unit investment trust.

1.23 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn pursuant to Sections 4.8 or 8.2, where the percentage varies by the number of full years measured from the date a Participant Account is established to the date the Withdrawal Charge is determined. Such percentage is as follows:

                   During
                Account Years                              Percentage

                     1-5                                        8
                     6-10                                       4
                  Thereafter                                    0

In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

1.24 "Withdrawal Value" means a Participant's Account Value minus the applicable Withdrawal Charge.

P-12518.5

                       ARTICLE 2 - CONTRACT AND AUTHORITY


2.1 Entire Contract: This contract and the application of the Contractholder is the entire agreement between AUL and the Contractholder. AUL is not a party to, nor bound by, a Plan, trust, custodial agreement, or other agreement, or any amendment or modification to any of the same. AUL is not a fiduciary under this contract or under any such Plan, trust, custodial agreement, or other agreement.

2.2 Authority: This contract cannot be modified or amended, nor can any provision or condition be waived, except by a written agreement signed by a corporate officer of AUL. Such authority may not be delegated to any other person or entity, except by a written agreement signed by a corporate officer of AUL.



P-12518.6

              ARTICLE 3 - CONTRIBUTIONS, INVESTMENTS, AND TRANSFERS


3.1 Amount of Contributions: Contributions may vary in amount and frequency; however, they must be at least equal to a minimum annual Contribution of $300 per Participant in any full Contract Year. AUL may change the minimum annual Contribution acceptable under this contract, but any such change shall apply only to individuals who become Participants on or after the date of the change.

     Excess Contributions (plus gains or minus losses thereon) shall be with-drawn from a Participant Account and returned to the Contractholder or to whomever the Contractholder directs pursuant to the Plan upon receipt by AUL at its Home Office of complete written instructions from the Contractholder. Such written instructions must include the amount to be withdrawn and returned, and certification that such Contributions constitute Excess Contributions and that such returns are permitted by the Plan and by applicable provisions of the Internal Revenue Code and Regulations issued thereunder. It shall not be the responsibility of AUL to determine the existence or amount of Excess Contributions or gains or losses thereon, or that returns of Excess Contributions are permitted by the Plan and by applicable provisions of the Code and Regulations. In withdrawing and returning the identified amount, AUL may rely solely on such written instructions and certification. Such a withdrawal and return of Excess Contributions shall not be subject to Section 4.8.

3.2  How Contributions Are Handled:

     (a) When a Contribution is received at the Home Office, it shall be credited to Participant Accounts as directed by the Contractholder in written allocation instructions.

     (b) The initial Contribution for a Participant shall be credited and allocated to the Participant Account no later than the close of business on the second business day of AUL after the later of (1) the business day that AUL receives the initial Contribution at its Home Office, or (2) the business day that AUL receives, at its Home Office, the data required to establish the Participant Account and allocation instructions regarding the initial Contribution. If the data required to establish the Participant Account and allocation instructions regarding the initial Contribution are not received by AUL at its Home Office within 5 business days after AUL first receives the initial
          Contribution, AUL shall return the initial Contribution to the Contractholder unless the Contractholder consents to AUL retaining the initial Contribution until AUL receives the data and allocation instructions for the Participant.

     (c) All Contributions subsequent to the initial Contribution shall be credited and allocated as of the close of business on the Valuation Period in which AUL receives the Contribution at its Home Office, provided that the Contribution is received by 4:00 p.m. E.S.T. If the Contribution is received after 4:00 p.m. E.S.T., such Contribution shall be deemed to be received, and shall be credited and allocated as of the close of business, on the next succeeding Valuation Period.










P-12518.7

     (d) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments of 10%, 25%, or 33-1/3%. If no allocation instruction is made with respect to any Participant Account, AUL shall process such credits in accordance with the allocation instruction applicable to the immediately preceding Contribution. If there should be no Contractholder allocation instruction applicable to a portion of a Contribution, that amount shall be credited to the Fixed Interest Account until such time as an appropriate Contractholder allocation instruction is received, except as provided above for the initial Contribution. The Contractholder or Participant may change an allocation instruction with respect to future allocations to any Participant Account by giving new written allocation instructions to AUL.

3.3  Addition, Deletion, or Substitution of Investments:

     (a) AUL reserves the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any Investment Account may purchase. AUL reserves the right to eliminate the shares of any of the eligible Portfolios and to substitute shares of, or interests in, another Portfolio of the Mutual Fund, of another open-end, registered investment company, or other investment vehicle, for shares already purchased or to be purchased in the future under the contract, if the shares of any or all eligible Portfolios are no longer available for investment, or if, in AUL's judgment, further investment in any or all eligible Portfolios becomes inappropriate in view of the purposes of the Variable Account or the contract. Where required under applicable law, AUL will not substitute any shares attributable to the Contractholder's interest in the Variable Account or any Investment Account without notice, Contractholder or Participant approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of other contractholders or as permitted by federal law.

     (b) AUL reserves the right to establish additional Investment Accounts, each of which would invest in a new Portfolio of the Mutual Fund, or in other securities, investment vehicles, or shares of another diversified open-end management investment company or series thereof. AUL reserves the right to eliminate existing Investment Accounts if, in its sole discretion, marketing, tax, or investment conditions so warrant. AUL also reserves the right to provide other Investment Options under this contract at any time.

     (c) In the event of any such substitution or change, AUL may, by appropriate amendment, make such changes in this contract as may be necessary or appropriate to reflect such substitution or change. If deemed by AUL to be in the best interests of persons or entities having voting rights under this contract, the Variable Account may be operated as a management investment company or any other form permitted by law, it may be deregistered in the event such registration is no longer required, or it may be combined with other separate accounts of AUL or an affiliate thereof. AUL may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with

P-12518.8
          applicable law, AUL also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

3.4  Transfers:

     (a) Subject to the limitations of Section 3.5, the Contractholder, or that person designated in writing to AUL by the Contractholder, may direct AUL in writing to transfer the amounts credited to an Investment Option to any other Investment Option during the Accumulation Period. Any transfer from an Investment Account shall be effective as of the close of business on the Valuation Date that AUL receives the Contractholder's direction, provided that AUL receives such direction by 4:00 p.m. E.S.T. on that Valuation Date. If such direction is received after 4:00 p.m. E.S.T., such transfer shall be effective as of the close of business on the next succeeding Valuation Date.

     (b) AUL shall make the transfer as requested by the Contractholder within 7 days from the date a proper request is received by AUL at its Home Office, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer a transfer of amounts from the Fixed Interest Account for a period of 6 months after AUL receives the transfer request at its Home Office.

     (c) All transfers from the Fixed Interest Account to any Investment Account shall be made on a first-in/first-out accounting basis.

3.5  Limitations on Transfers:

     (a) The Contractholder may not direct a transfer with regard to the Participant Account's share of any Investment Option in an amount less than $500 or the Participant Account's entire share, if less than $500. If such a transfer reduces the Participant Account's remaining share of an Investment Option to less than $500, the entire remaining share shall also be transferred.

     (b) Amounts transferred from the Fixed Interest Account on behalf of a Participant during any Contract Year shall not exceed 20% of the Participant Account's share of the Fixed Interest Account determined as of the last Contract Anniversary preceding the request for transfer, or the Participant Account's entire share of the Fixed Interest Account if such share would be less than $500 after the transfer.

     (c) Amounts under this contract which have been transferred from other group annuity contracts, whether issued by AUL or otherwise, shall be allocated pursuant to the provisions of Section 3.2.

     (d) AUL reserves the right to change the limitation on the minimum transfer, to change the limit on remaining balances, to limit the number and frequency of transfers, to suspend the transfer privilege provided in Sections 3.4 and 3.5, and to impose a charge on a transfer.


P-12518.9

                              ARTICLE 4 - BENEFITS


4.1 Election of Annuity Options: At the written request of the Contractholder, AUL shall apply all or a portion of the Account Value (subject to Section 6.5) of a Participant Account for the purpose of providing a fixed payment annuity under the Plan. Upon receipt of such request, AUL is hereby authorized by the Contractholder to value and transfer the Participant Account's share of the Variable Account to the Fixed Interest Account as of the date that AUL receives such written request at its Home Office. Such transferred amounts shall be held in the Fixed Interest Account until such time as such amounts are used to provide an annuity under the Plan. The Contractholder request shall include certification as to the purpose for the annuity and the election of one of the following annuity options.

     The amount of the annuity shall be computed from the Table of Immediate Annuities then included in this contract, except as provided under Section 4.4.

4.2  Annuity Options:

     (a) Life Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives, and shall end with the last monthly payment before the death of the annuitant.

     (b) Certain and Life Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives. If the annuitant dies before receiving payments for the certain period (5, 10, 15, or 20 years, as specified in the election), any remaining payments for the balance of the certain period shall be paid to the annuitant's beneficiary.

     (c) Survivorship Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives. After the death of the annuitant, a portion (all, 2/3, or 1/2, as specified in the election) of the monthly annuity shall be paid to the contingent annuitant named in the election for as long as the contingent annuitant lives. An election of this option is automatically cancelled if either the Participant or the contingent annuitant dies before the annuity commencement date.

     (d) Installment Refund Life Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives, and shall end with the last monthly payment before the death of the annuitant. If, at the death of the annuitant, the sum of the monthly payments previously received is less than the amount applied to provide the annuity, monthly payments of the same amount shall continue to the annuitant's beneficiary until the total of the monthly payments received equals such amount.

     (e) Fixed Period. The monthly annuity shall be payable to the annuitant for a fixed period of time (not less than 5 years nor more than 30 years, as specified in the election). If, at the death of the annuitant, payments have been made for less than the selected fixed period, monthly annuity payments to the annuitant's beneficiary shall be continued during the remainder of such fixed period.

     (f) Lump Sum Payment. If the total Account Value is less than $2,000, such value shall not be annuitized under options (a), (b), (c), (d), (e), or (g) of this Section, but shall be paid in a lump sum.



P-12518.10

     (g) Any other options mutually agreed upon between the Contractholder and AUL shall be made available.

If the annuity option selected is not included in the attached Table of Immediate Annuities, the amount of monthly annuity shall be based on rates determined in the same manner as those found in the Table.

If no annuity option election for a Participant has been received by AUL at its Home Office at least 30 days prior to the annuity commencement date, the Account Value (subject to Section 6.5) of his Participant Account shall be applied under (b) above as a 10 Year Certain and Life Annuity. The Contractholder shall notify AUL of such annuity commencement date, shall designate the contingent annuitant or beneficiary, and shall provide AUL with any election forms needed in connection with any annuity option provided in this Section.

4.3 Guaranteed Rate of Interest: The retirement annuity options provided in this Article and illustrated in the attached Table of Immediate Annuities are based on a guaranteed interest rate of 4.00% compounded annually.

4.4 Alternate Nonparticipating Retirement Annuity: Any annuity elected shall be provided at whatever current single premium nonparticipating immediate annuity rates are available under this class of group annuity contract if such rates produce a higher income than that provided under the Table of Immediate Annuities provided in this contract.

4.5 Minimum Payments: If the monthly annuity is less than AUL's then current established minimum, AUL reserves the right to make payments on a less frequent basis or to pay the Account Value in a single sum.

4.6 Due Proof of Date of Birth and Survival: Before commencing payments under any annuity, AUL may require proof of the date of birth of any annuitant and may require due proof that any annuitant is living before the payment of each or any installment under the option.

4.7  Death Benefits:

     (a) Upon receipt of written instructions from the Contractholder and of due proof of the Participant's (and, if applicable, the beneficiary's) death during the Accumulation Period at its Home Office, AUL shall apply the Account Value of the Participant Account for the purpose of providing a death benefit under the Plan. The death benefit shall be paid to the Contractholder or to whomever the Contractholder directs.

     (b) The Account Value to be applied pursuant to (a) above shall be determined as of the close of business on the later of (1) the Valuation Date that AUL receives the Contractholder request at its Home Office, or (2) the Valuation Date that AUL receives due proof of death at its Home Office, provided that such request or due proof of death received on the later of (1) or (2) above is received by 4:00 p.m. E.S.T. If the request or due proof of death received on the later of (1) or (2) above is received after 4:00 p.m. E.S.T., such valuation shall be made as of the close of business on the next succeeding Valuation Date.







P-12518.11

     (c) This payment may be in one sum or in the form of a monthly annuity under one of the options in Section 4.2. If payment is to be made in a cash lump sum, payment shall be made within 7 days of the date of valuation, as determined above in this Section, except as AUL may be permitted to defer such payment of amounts derived from the Variable Account in accordance with the provisions of federal securities laws. Also, AUL reserves the right to defer the payment of amounts withdrawn from the Fixed Interest Account for a period of 6 months after AUL receives written instructions at its Home Office.

4.8  Withdrawal Benefits:

     (a) The Contractholder, upon submitting a proper written request to AUL at its Home Office, may direct AUL to withdraw all or a portion of the Account Value (subject to the Withdrawal Charge) of any Participant Account for any purpose permitted for the Plan under applicable law, which may include providing benefits for retirement, disability, unforeseeable emergencies, attainment of age 70-1/2, or termination, other than Plan termination benefits, as set forth in the Plan. Any withdrawal request submitted by the Contractholder pursuant to the previous sentence shall include the certification as to the purpose of the withdrawal. The Contractholder assumes full responsibility for determining whether any withdrawal is permitted under applicable law and under the terms of a particular Plan.

     (b) Withdrawals from a Participant Account's share of an Investment Option may not be made in an amount less than the smaller of $500 or the Participant Account's entire share of the Investment Option. If a withdrawal reduces the Participant Account's share of an Investment Option to less than $500, such remaining share shall also be withdrawn.

     (c) A withdrawal request shall be effective as of the close of business on the Valuation Date that AUL receives a proper written Contractholder request at its Home Office, provided that AUL receives such request by 4:00 p.m. E.S.T. on that Valuation Date. If such request is received after 4:00 p.m. E.S.T., such request shall be effective as of the close of business on the next succeeding Valuation Date.

     (d) The Account Value to be applied pursuant to this Section shall be determined as of the applicable Valuation Date determined in (c) above. If the entire Account Value of a Participant Account is withdrawn, the Contractholder or party named by the Contractholder shall be paid the Withdrawal Value. If the Contractholder requests that a specified percentage or dollar amount be paid to the Contractholder or to a party named by the Contractholder, AUL shall withdraw from the Participant Account an amount equal to the dollar amount to be paid divided by the difference between 1 and the decimal equivalent of the applicable Withdrawal Charge. Notwithstanding the previous sentence, in any Contract Year the Contractholder may withdraw up to 10% of the Account Value of a Participant Account determined as of the last Contract Anniversary preceding the request for the withdrawal without application of any Withdrawal Charge, provided that 12 months have elapsed from the date that the Participant's first Contribution is credited to his Participant Account by AUL to the date of such withdrawal.

     (e) AUL shall pay such amount in a cash lump sum to the Contractholder or as otherwise directed by the Contractholder. Such cash lump sum will be paid within 7 days from the date that AUL receives the withdrawal request at its Home Office, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer the payment of amounts withdrawn from the Fixed Interest Account for a period of up to 6

P-12518.12
          months after AUL receives the withdrawal request at its Home Office.

     (f) Withdrawals from a Participant Account's share of the Fixed Interest Account shall be made on a first-in/first-out basis so that all or a portion of the amounts credited to the Participant Account's share of the Fixed Interest Account which have been on deposit for the longest period of time, as well as the interest credited thereon, shall be withdrawn first.

     (g) No withdrawals shall be permitted prior to the termination of this contract except as provided in this Section 4.8.



P-12518.13

                             ARTICLE 5 - VALUATIONS


5.1 Time of Valuation: All assets of each Portfolio shall be valued as provided in the prospectus for the Mutual Fund as such prospectus may be amended or supplemented from time to time.

5.2 Accumulation Units: Any amounts that are allocated to any Investment Account on behalf of a Participant shall be credited to his Participant Account in the form of Accumulation Units on the basis of the value of such units in that Investment Account as of the end of the Valuation Period on which such amounts are received by AUL at its Home Office. Such crediting shall be made separately for amounts allocated to each Investment Account. The number of Accumulation Units in each Investment Account credited to each Participant Account as of any Valuation Period shall be determined by dividing the amounts allocated to that Investment Account for that Participant Account as of such Valuation Period by the dollar value of one Accumulation Unit in that Investment Account as of the close of business on the applicable Valuation Period. The number of Accumulation Units thus determined shall not be changed by any subsequent change in the dollar value of the Accumulation Units.

5.3 Value of Accumulation Units: The value of an Accumulation Unit in each Investment Account was established at $1.00 as of April 12, 1990. The value of an Accumulation Unit in each Investment Account as of any Valuation Period thereafter is equal to the dollar value of one Accumulation Unit in that Investment Account as of the immediately preceding Valuation Period multiplied by the Net Investment Factor, as defined in Section 5.4, for that Investment Account for the current Valuation Period. The value of an Accumulation Unit for each Investment Account shall be determined for each Valuation Period before giving effect to any additions, withdrawals, or transfers. After such determination, the additions, withdrawals, or transfers which are effective as of that day shall then be made.

5.4 Determining the Net Investment Factor: The Net Investment Factor for each Investment Account for any Valuation Period is determined by dividing (a) by (b), and then subtracting (c) from that result, where:

     (a)  is equal to:

          (l) the net asset value of a Portfolio share held in the Investment Account determined as of the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or other distribution, if any, paid by the Portfolio during the current Valuation Period, plus or minus

          (3) any credit or charge for any taxes paid or reserved for by AUL during the current Valuation Period which are determined by AUL to be attributable to operation of the Investment Account;

     (b) is the net asset value of a Portfolio share held in the Investment Account determined as of the end of the immediately preceding Valuation Period; and

     (c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks.



P-12518.14

5.5  Determining the Value of Each Participant Account's Share of any Investment
     Account: The value of each Participant Account's share of any Investment Account as of any Valuation Date shall be determined by multiplying the Participant Account's aggregate Accumulation Units in that Investment Account as of such Valuation Date by the dollar value of one Accumulation Unit in that Investment Account as of such Valuation Date. The value of the Participant Account's share of any Investment Account as of any date other than a Valuation Date is equal to the value of its share of that Investment Account as of the immediately preceding Valuation Date.




P-12518.15

                            ARTICLE 6 - OTHER CHARGES


6.1 Mortality Risk and Expense Risk Charges: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual charge of .85% and .40%, respectively, against the average daily net assets of each Investment Account.

6.2 Investment Management Charge: The Mutual Fund shall pay an investment advisory fee and certain other expenses, which may include its operational and organizational expenses, as described in the current prospectus as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Portfolio reflects such investment advisory fee and other expenses which are deducted from the assets of such Portfolio.

6.3 Administrative Charge: AUL shall deduct an administrative charge per Contract Quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each Contract Quarter from each Participant Account in existence on such day for so long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under this contract by that Participant Account. If the entire balance of a Participant Account is applied or withdrawn pursuant to Sections 4.1, 4.7, 4.8, or 8.2, the administrative charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which such application or withdrawal of funds is made shall not be deducted from the amount applied or withdrawn.

6.4 Transfer Charge: AUL reserves the right to deduct a charge for each transfer transaction pursuant to Section 3.4. This charge would be prorated among the Investment Options from which the amounts are transferred in the same proportion that the amount transferred from the Investment Option bears to the total amount transferred from all Investment Options.

6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Section 4.1 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in Section
     6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the Mutual Fund.


P-12518.16

                            ARTICLE 6 - OTHER CHARGES


6.1 Mortality Risk and Expense Risk Charges: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual charge of .85% and .40%, respectively, against the average daily net assets of each Investment Account.

6.2 Investment Management Charge: The Mutual Fund shall pay an investment advisory fee and certain other expenses, which may include its operational and organizational expenses, as described in the current prospectus as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Portfolio reflects such investment advisory fee and other expenses which are deducted from the assets of such Portfolio.

6.3 Administrative Charge: AUL shall deduct an administrative charge per Contract Quarter equal to the lesser of $3.00 or 0.5% of the Account Value on the last day of each Contract Quarter from each Participant Account in existence on such day for so long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under this contract by that Participant Account. If the entire balance of a Participant Account is applied or withdrawn pursuant to Sections 4.1, 4.7, 4.8, or 8.2, the administrative charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which such application or withdrawal of funds is made shall not be deducted from the amount applied or withdrawn.

6.4 Transfer Charge: AUL reserves the right to deduct a charge for each transfer transaction pursuant to Section 3.4. This charge would be prorated among the Investment Options from which the amounts are transferred in the same proportion that the amount transferred from the Investment Option bears to the total amount transferred from all Investment Options.

6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Section 4.1 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in Section
     6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the Mutual Fund.


P-12518.16  (g&w)

              ARTICLE 7 - RIGHT OF AUL TO CHANGE CERTAIN PROVISIONS


7.1 Right of AUL to Change Interest Rates: AUL has the right at any time, upon delivery of written notice to the Contractholder, to change the Guaranteed Rate of Interest. Any such change shall apply only to Participant Accounts established on or after the effective date of such change, and shall apply for the duration of such affected Participant Accounts. Any change in the Guaranteed Rate of Interest shall not result in a rate less than that prescribed by applicable state law.

7.2 Right of AUL to Change Annuity Table: After the first 5 Contract Years, AUL has the right at any time, upon delivery of written notice to the Contractholder, to change any annuity table included in this contract, but any such change shall apply only to Participant Accounts established on or after the effective date of such change.

7.3 Right of AUL to Change Charges: AUL has the right at any time, upon delivery of written notice to the Contractholder, to change the charges set out in Sections 1.23 and 6.3. Any such change to the Withdrawal Charge set out in Section 1.23 shall apply only to Participant Accounts established on or after the effective date of such change, and shall apply for the duration of such affected Participant Accounts. The administrative charge set out in Section 6.3 shall be limited to a maximum of $15 per Contract Quarter until the year 2001. Any increase in the administrative charge made by AUL for any Contract Quarter beginning after December 31, 2000 shall be limited to an amount which is designed to reimburse AUL for the expenses associated with the administration of the contract and the operation of the Variable Account. Any such increase shall not be anticipated to be a source of profit for AUL.

7.4 Amendment of Contract to Conform with Law: AUL reserves the right to amend this contract at any time, without the consent of the Contractholder, Participants, or any other person or entity, to make any change to any provisions of the contract to comply with, or give the Contractholder or Participants the benefit of, any provisions of federal or state laws, regulations, or rulings. Any such amendment shall be stated in a written instrument and delivered to the Contractholder.



P-12518.17

              ARTICLE 7 - RIGHT OF AUL TO CHANGE CERTAIN PROVISIONS


7.1 Right of AUL to Change Interest Rates: AUL has the right at any time, upon delivery of written notice to the Contractholder, to change the Guaranteed Rate of Interest. Any such change shall apply only to Participant Accounts established on or after the effective date of such change, and shall apply for the duration of such affected Participant Accounts. Any change in the Guaranteed Rate of Interest shall not result in a rate less than that prescribed by applicable state law.

7.2 Right of AUL to Change Annuity Table: After the first 5 Contract Years, AUL has the right at any time, upon delivery of written notice to the Contractholder, to change any annuity table included in this contract, but any such change shall apply only to Participant Accounts established on or after the effective date of such change.

7.3 Right of AUL to Change Charges: AUL has the right at any time, upon delivery of written notice to the Contractholder, to change the charges set out in Sections 1.23 and 6.3. Any such change to the Withdrawal Charge set out in Section 1.23 shall apply only to Participant Accounts established on or after the effective date of such change, and shall apply for the duration of such affected Participant Accounts. The administrative charge set out in Section 6.3 shall be limited to a maximum of $15 per Contract Quarter until the year 2001. Any increase in the administrative charge made by AUL for any Contract Quarter beginning after December 31, 2000 shall be limited to an amount which is designed to reimburse AUL for the expenses associated with the administration of the contract and the operation of the Variable Account. Any such increase shall not be anticipated to be a source of profit for AUL. Such administrative charge shall in no event exceed $50.00 for any Contract Quarter beginning after December 31, 2000.

7.4 Amendment of Contract to Conform with Law: AUL reserves the right to amend this contract at any time, without the consent of the Contractholder, Participants, or any other person or entity, to make any change to any provisions of the contract to comply with, or give the Contractholder or Participants the benefit of, any provisions of federal or state laws, regulations, or rulings. Any such amendment shall be stated in a written instrument and delivered to the Contractholder.



P-12518.17 (PA)

                       ARTICLE 8 - TERMINATION OF CONTRACT


8.1 Right of Contractholder to Terminate: This contract shall terminate if the Contractholder gives written notice to AUL that this contract is to be terminated. In such event, the termination notice shall be effective as of the close of business on the Valuation Date that AUL receives a proper written Contractholder notice at its Home Office, provided that AUL receives such notice by 4:00 p.m. E.S.T. on that Valuation Date. If such notice is received after 4:00 p.m. E.S.T., such notice shall be effective as of the close of business on the next succeeding Valuation Date. This date shall be the effective date of termination.

8.2 Payment Due to Termination by Contractholder: As of the effective date of termination of this contract by the Contractholder pursuant to Section 8.1, the Contractholder may elect to have a payment or payments made to whomever the Contractholder directs under either payment option (a) or (b) as set out below. Such payment or payments shall be in full settlement of this contract and in lieu of any other payment under its terms. In order for such an election to be effective, it must include the Contractholder's agreement to indemnify and hold AUL harmless from any and all losses, claims, or demands that may later arise or be asserted against AUL in connection with the making of such a payment or payments. This Contractholder's agreement must be received by AUL at its Home Office prior to payment of any termination benefits provided by this Section 8.2. The available payment options are:

     (a) A single sum equal to the aggregate Withdrawal Value of all Participant Accounts, reduced by any applicable Investment Liquidation Charge, shall be calculated as of the close of business on the effective date of termination and be payable within 7 days from the effective date of termination, except as AUL may be permitted to defer such payment of amounts attributable to the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer the payment of amounts attributable to the Fixed Interest Account for a period of up to 6 months after the effective date of termination.

     (b)  (1)  A   single   sum   equal   to   that  portion  of  the  aggregate
               Withdrawal Value of all Participant Accounts consisting of all of the Accumulation Units of each Investment Account credited to such Participant Accounts shall be calculated as of the close of business on the effective date of termination and be payable within 7 days from the effective date of termination, except as AUL may be permitted to defer such payment in accordance with appropriate provisions of the federal securities laws.

          (2) In addition to the amount payable pursuant to Section 8.2(b) (1) above, an amount equal to that portion of the aggregate Withdrawal Value of all Participant Accounts consisting of the net dollar balance in the Fixed Interest Account credited to such Participant Accounts, calculated as of the Contract Anniversary immediately succeeding the effective date of termination, shall be payable in six equal annual installments, with the first installment due as of the Contract Anniversary immediately succeeding the effective date of termination. Under this Section 8.2(b)(2), AUL shall credit to the funds remaining after each annual installment is made interest at an annual effective rate which shall be equal to the lesser of (a) the weighted average of each of the various annual effective rates of interest being credited to each segment of the total Account Value held under this contract determined as of the Contract Anniversary immediately succeeding the effective date of termination, or (b) the interest rate/U.S. Government Security Treasury Constant Maturity for three (3) years (set forth in the Federal Reserve Statistical Release H- 15) as determined on the Valuation Date coincident with or next following the Contract Anniversary immediately succeeding the effective date of termination, and shall pay out the amount of interest credited annually as of the immediately succeeding Contract Anniversary upon which an installment payment of principal is made.

               Under this payment option, AUL shall cease to maintain individual Participant Accounts as of the Contract Anniversary immediately succeeding the effective date of termination.

               Until such time as the above-referenced election is implemented, the terms of the contract shall remain applicable, except that AUL shall have the right to refuse to accept further Contributions.

8.3 Right of AUL to Terminate: AUL has the right, subject to applicable state law, to terminate any Participant Account established under this contract at any time during the Contract Year if the Account Value of such Participant Account is less than $300 for the first Contract Year in which a Contribution is made for the Participant, and $500 for any subsequent Contract Year, and at least 6 months have elapsed since the Contractholder's last previous Contribution to the contract. If AUL elects to terminate a Participant Account in such event, such termination shall be effective on the date 6 months following the date that AUL gives notice to the Contractholder and the Participant that the Participant Account is to be terminated, provided that the Contractholder fails to make Contributions during such 6-month period sufficient to bring such Account Value up to the minimum level.

8.4 Payment Due to Termination by AUL: As of the effective date of termination of a Participant Account by AUL pursuant to Section 8.3, AUL may elect to have a payment made as set out below to the Contractholder. Any such payment shall be in full settlement of the Participant Account under this contract and in lieu of any other payment under its terms.

     Upon termination of a Participant Account pursuant to Section 8.3, a single sum equal to the Account Value of the Participant Account shall be calculated as of the close of business on the effective date of termination and be payable within 7 days from such effective date of termination.



P-12518.18

                            ARTICLE 9 - MISCELLANEOUS


9.1 Ownership: The Contractholder is the owner of the contract and may agree with AUL to any change or amendment of it without the consent of any other person or entity. No other person or entity shall have any right, title, or interest in this contract until such right, title, or interest is actually made available to them. The value of all Contributions received under this contract and the value of all property and rights purchased with, and all income attributable to, such Contributions shall remain (until made available to the Participant or other beneficiary) solely the property and rights of the Contractholder (without being restricted to the provision of benefits under the Plan), subject only to the claims of the Contractholder's general creditors. No benefit or privilege under the contract may be sold assigned, discounted, or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose to any person or entity other than AUL.

     AUL shall have no obligation to make any payment or distribution except as specified in this contract.

9.2 AUL's Annual Statement: No provision or condition of this contract shall be deemed to control, determine, or modify any annual statement of AUL made to any insurance department, contractholder, regulatory body, or other person, nor shall anything in such annual statement be deemed to control, determine, or modify the valuation provided for in this contract, nor the values determined, nor the market, book, or other value of any asset in any Investment Account or Portfolio, nor any of the other provisions and conditions of this contract.

9.3 Certification of Plan Status: The Contractholder certifies, upon acceptance of this contract, that, in the Contractholder's opinion, the Plan is an eligible deferred compensation plan which meets the requirements of Section 457 of the Internal Revenue Code of 1986, as amended. AUL does not make any guarantee regarding the federal, state, or local tax status of this contract, any Participant Account established hereunder, or any transaction involving this contract.

9.4 Essential Data: The Contractholder shall furnish to AUL the name and age of any person together with whatever information is necessary to establish the eligibility and amount of annuity or other benefit in each instance. The Contractholder shall report to AUL any person for whom a payment becomes due under the Plan and the nature and amount of such payment before the date on which such payment becomes due or as soon thereafter as is practicable.

9.5 Reliance: AUL shall be fully protected in relying on any information furnished by the Contractholder or by any person or persons certified to AUL by the Contractholder as acting on its behalf. AUL need not inquire as to the accuracy or completeness thereof.

9.6 Misstatement of Essential Data: If it has been found that any essential data pertaining to any person has been omitted or misstated, including, but not limited to, a misstatement as to the age of an annuitant, there shall be an equitable adjustment so as to provide the annuity to which that person is entitled.

9.7 Annuity Certificates: AUL shall issue to each person for whom an annuity is purchased from AUL a certificate setting forth the amount and terms of payment of the annuity.






P-12518.19

9.8 Election, Notice, or Direction Requirements: Wherever in this contract reference is made to the Contractholder making a request or giving notice or direction, such request, notice, or direction must be in writing and must be submitted to and received by AUL at its Home Office before becoming effective.

9.9 Quarterly Statement of Account Value: As soon as reasonably possible after the end of each Contract Quarter, AUL shall prepare a statement of the Account Value of each Participant Account existing under this contract.

9.10 Conformity with State Laws: Any benefit payable under this contract shall not be less than the minimum benefit required by any statute of the state in which the contract is delivered.

9.11 Reference to Federal Laws: Language in this contract referring to federal tax, securities, or other statutes or rules shall not be deemed to incorporate within the contract such statutes or rules. This language is informational and instructional in nature, and is not subject to approval or disapproval by the state in which the contract is issued.

9.12 Sex and Number: Whenever the context so requires, the plural includes the singular, the singular the plural, and the masculine the feminine.

9.13 Facility of Payment: If any Participant, contingent annuitant, or beneficiary is legally incapable of giving a valid receipt for any payment due him, and no guardian has been appointed, AUL may make such payment to the person or persons who have assumed the care and principal support of such Participant, contingent annuitant, or beneficiary. Also, AUL may make payment directly to any person or entity when directed to do so in writing by the Contractholder. Any payment made by AUL will fully discharge AUL to the extent of such payment.

9.14 Insulation from Liability: The assets of the Variable Account are not chargeable with liabilities arising out of any other business AUL may conduct.

9.15 Voting:

     (a) AUL is the legal owner of the shares of the Mutual Fund held by the Investment Accounts of the Variable Account. AUL shall exercise voting rights attributable to the shares of each Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of the Mutual Fund on matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of the Mutual Fund in its own right, it may elect to do so.

     (b) The person having the voting interest under this contract is the Contractholder. Unless otherwise required by applicable law, the number of Mutual Fund shares of a particular Portfolio as to which voting instructions may be given to AUL is determined by dividing the value of all of the Accumulation Units of the corresponding Investment Account attributable to this contract on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the Mutual Fund for determining shareholders eligible to vote at the meeting

P-12518.20
          of the Mutual Fund.  If required  by  the   Securities   and  Exchange
          Commission, AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of the Mutual Fund.

     (c) Voting rights attributable to this contract for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all contracts and Participant Accounts participating in that Investment Account.

     (d) Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Contractholders, Participants, or others to instruct the voting of Mutual Fund shares.

     (e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or the Mutual Fund as may be required by applicable federal law.

9.16 Acceptance of New Participants or Contributions. AUL reserves the right to refuse to accept new Participants or new Contributions to this contract at any time.

9.17 Notice of Annual Meeting of Members: The regular annual meeting of the members of AUL shall be held at its principal place of business on the third Thursday in February of each year at the hour of ten o'clock A.M. Elections for directors shall be held at such annual meeting.



P-12518.21

                          TABLE OF IMMEDIATE ANNUITIES


                   MONTHLY INCOME PER $1,000 OF ACCOUNT VALUE

ADJUSTED                         LIFE                          10 YEAR CERTAIN
  AGE                           ANNUITY                        AND LIFE ANNUITY

  45                           2.9690                             2.9632
  46                           3.0190                             3.0124
  47                           3.0715                             3.0641
  48                           3.1269                             3.1185
  49                           3.1852                             3.1756

  50                           3.2466                             3.2357
  51                           3.3115                             3.2988
  52                           3.3800                             3.3653
  53                           3.4525                             3.4352
  54                           3.5291                             3.5088

  55                           3.6104                             3.5863
  56                           3.6966                             3.6678
  57                           3.7881                             3.7536
  58                           3.8850                             3.8437
  59                           3.9877                             3.9382

  60                           4.0964                             4.0374
  61                           4.2115                             4.1414
  62                           4.3334                             4.2505
  63                           4.4626                             4.3650
  64                           4.5994                             4.4850

  65                           4.7442                             4.6108
  66                           4.8977                             4.7425
  67                           5.0608                             4.8804
  68                           5.2347                             5.0250
  69                           5.4213                             5.1766

  70                           5.6229                             5.3356
  71                           5.8412                             5.5020
  72                           6.0778                             5.6755
  73                           6.3336                             5.8552
  74                           6.6097                             6.0404

  75                           6.9084                             6.2302

                                                                      94GARF2-4

Adjusted Age = Actual Age at Settlement (in years and completed months) less the following number of months: [.6 multiplied by (Birth Year - 1915)] rounded to the nearest integer.

P-12518.22

United Life Insurance Company(R)
One American Square
P O. Box 368
Indianapolis, Indiana 46206-0368

CONTRACT NUMBER: ____________________
CONTRACT HOLDER: _____________________
PARTICIPANT NAME: _____________________
SOCIAL SECURITY NUMBER:______________

American United Life Insurance Company (AUL) hereby certifies that the Contractholder and AUL have entered into a Multiple-Fund Group Variable Annuity Contract (the Contract) in connection with the Contractholder's deferred compensation plan, and that AUL has created an account in your name to receive contributions from the Contractholder for your benefit pursuant to the Contract.

The only parties to the Contract are the Contractholder and AUL. All rights and benefits are determined in accordance with the provisions of the Contract.

Benefits under the Contract will be paid at the Contractholder's  direction. AUL
may  make   payment   directly  to  a   participant   or   beneficiary   on  the
Contractholder's behalf.

Any amendments to or changes in the Contract will be binding and conclusive on each participant and beneficiary.

All communications should be directed to the Contractholder.

AMERICAN UNITED LIFE INSURANCE COMPANY
By: /s/ William R. Brown
Secretary

                              D.C.P. MULTIPLE FUND
                       GROUP VARIABLE ANNUITY CERTIFICATE

THE ASSETS HELD IN ANY INVESTMENT ACCOUNT FOR WHICH THE CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO OF THE MUTUAL FUND IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS IS NOT GUARANTEED. ARTICLE 5 OF THE CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS.

P-12536 (DCPMFVA)
Conv (SBR)GW

United Life Insurance Company(R)
One American Square
P O. Box 368
Indianapolis, Indiana 46206-0368

CONTRACT NUMBER: ____________________
CONTRACT HOLDER: _____________________
PARTICIPANT NAME: _____________________
SOCIAL SECURITY NUMBER:______________

American United Life Insurance Company (AUL) hereby certifies that the Contractholder and AUL have entered into a Multiple-Fund Group Variable Annuity Contract (the Contract) in connection with the Contractholder's deferred compensation plan, and that AUL has created an account in your name to receive contributions from the Contractholder for your benefit pursuant to the Contract.

The only parties to the Contract are the Contractholder and AUL. All rights and benefits are determined in accordance with the provisions of the Contract.

Benefits under the Contract will be paid at the Contractholder's  direction. AUL
may  make   payment   directly  to  a   participant   or   beneficiary   on  the
Contractholder's behalf.

Any amendments to or changes in the Contract will be binding and conclusive on each participant and beneficiary.

All communications should be directed to the Contractholder.

AMERICAN UNITED LIFE INSURANCE COMPANY
By: /s/ William R. Brown
Secretary

                               D.C.P. MULTIPLE FUND
                       GROUP VARIABLE ANNUITY CERTIFICATE

THE ASSETS HELD IN ANY INVESTMENT ACCOUNT FOR WHICH THE CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO OF THE MUTUAL FUND IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS IS NOT GUARANTEED. ARTICLE 5 OF THE CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS.

P-12536 (DCPMFVA)
Conv (SBR)GW

                                   AMENDMENT
                                       TO
                      AUL AMERICAN SERIES DCP MULTIPLE-FUND
                 GROUP VARIABLE ANNUITY CONTRACT NUMBER GAXX,XXX
                                 (THE CONTRACT)
                                    ISSUED BY
                     AMERICAN UNITED LIFE INSURANCE COMPANY
                                      (AUL)
                                       TO
                                   ABC COMPANY
                              (THE CONTRACTHOLDER)

                    The Effective Date of this Amendment is .


The Contract is hereby amended as follows:

With regard to the following Section of the Contract, this Amendment supersedes any amendment identified as P-12518(NBR).AMD which may be effective on the same date.

By deleting Section 9.1 of Article 9 and by substituting in lieu thereof the following:

9.1 Ownership: The Contractholder is the owner of the contract and may agree with AUL to any change or amendment of it without the consent of any other person or entity. No other person or entity shall have any right, title, or interest in this contract until such right, title, or interest is actually made available to them. No benefit or privilege under the contract may be sold, assigned, discounted, or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose to any person or entity other than AUL.

     AUL shall have no obligation to make any payment or distribution except as specified in this contract.

                                        AMERICAN UNITED LIFE INSURANCE COMPANY
                                        By: /s/ Jerry D. Semler
                                        Chairman of the Board,
                                        President, & Chief Executive Officer

                                         Attest
                                         By: /s/ William R. Brown
                                         Secretary



p12518(nbr).sbjpa.amd

                                    AMENDMENT
                                       TO
          AUL AMERICAN SERIES DCP MULTIPLE-FUND GROUP VARIABLE ANNUITY
                            CONTRACT NUMBER GAXX,XXX
                                 (THE CONTRACT)
                                    ISSUED BY
                     AMERICAN UNITED LIFE INSURANCE COMPANY
                                      (AUL)
                                       TO
                                   ABC COMPANY
                              (THE CONTRACTHOLDER)

                    The Effective Date of this Amendment is .


The Contract is hereby amended as follows:

With regard to the following Section of the Contract, this Amendment supersedes any amendment identified as P-12518(BR).AMD which may be effective on the same date.

By deleting Section 9.1 of Article 9 and by substituting in lieu thereof the following:

9.1 Ownership: The Contractholder is the owner of the contract and may agree with AUL to any change or amendment of it without the consent of any other person or entity. No other person or entity shall have any right, title, or interest in this contract until such right, title, or interest is actually made available to them. No benefit or privilege under the contract may be sold, assigned, discounted, or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose to any person or entity other than AUL.

     AUL shall have no obligation to make any payment or distribution except as specified in this contract.

                                       AMERICAN UNITED LIFE INSURANCE COMPANY
                                       By: /s/ Jerry D. Semler
                                       Chairman of the Board,
                                       President, & Chief Executive Officer

                                       Attest
                                       By: /s/ William R. Brown
                                       Secretary


 p12518(mbr).sbjpa.amd

               AMENDMENT
                                       TO
                      AUL AMERICAN SERIES DCP MULTIPLE-FUND
                 GROUP VARIABLE ANNUITY CONTRACT NUMBER GAXX,XXX
                                 (THE CONTRACT)
                                    ISSUED BY
                     AMERICAN UNITED LIFE INSURANCE COMPANY
                                      (AUL)
                                       TO
                                   ABC COMPANY
                              (THE CONTRACTHOLDER)

                    The Effective Date of this Amendment is .


The Contract is hereby amended as follows:

With regard to the following Section of the Contract, this Amendment supersedes any amendment identified as P-12518(BR).AMD which may be effective on the same date.

By deleting Section 9.1 of Article 9 and by substituting in lieu thereof the following:

9.1 Ownership: The Contractholder is the owner of the contract and may agree with AUL to any change or amendment of it without the consent of any other person or entity. No other person or entity shall have any right, title, or interest in this contract until such right, title, or interest is actually made available to them. No benefit or privilege under the contract may be sold, assigned, discounted, or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose to any person or entity other than AUL.

     AUL shall have no obligation to make any payment or distribution except as specified in this contract.

                                       AMERICAN UNITED LIFE INSURANCE COMPANY
                                       By: /s/ Jerry D. Semler
                                       Chairman of the Board,
                                       President, & Chief Executive Officer

                                        Attest
                                        By: /s/ William R. Brown
                                        Secretary

p12518(br)sbjpa.amd

                                    AMENDMENT
                                       TO
                      AUL AMERICAN SERIES DCP MULTIPLE-FUND
                 GROUP VARIABLE ANNUITY CONTRACT NUMBER GAXX,XXX
                                 (THE CONTRACT)
                                    ISSUED BY
                     AMERICAN UNITED LIFE INSURANCE COMPANY
                                      (AUL)
                                       TO
                                   ABC COMPANY
                              (THE CONTRACTHOLDER)

                    The Effective Date of this Amendment is .


The Contract is hereby amended as follows:

With regard to the following Section of the Contract, this Amendment supersedes any amendment identified as P-12518(NBR).II.AMD which may be effective on the same date.

By deleting Section 9.1 of Article 9 and by substituting in lieu thereof the following:

9.1 Ownership: The Contractholder is the owner of the contract and may agree with AUL to any change or amendment of it without the consent of any other person or entity. No other person or entity shall have any right, title, or interest in this contract until such right, title, or interest is actually made available to them. No benefit or privilege under the contract may be sold, assigned, discounted, or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose to any person or entity other than AUL.

     AUL shall have no obligation to make any payment or distribution except as specified in this contract.


                                      AMERICAN UNITED LIFE INSURANCE COMPANY

                                      By: /s/ Jerry D. Semler
                                      Chairman of the Board,
                                      President, & Chief Executive Officer



                                       Attest
                                       By: /s/ William R. Brown
                                       Secretary


p-12518(nbr).II.sbjpa.amd

                                    AMENDMENT
                                       TO
          AUL AMERICAN SERIES DCP MULTIPLE-FUND GROUP VARIABLE ANNUITY
                            CONTRACT NUMBER GAXX,XXX
                                 (THE CONTRACT)
                                    ISSUED BY
                     AMERICAN UNITED LIFE INSURANCE COMPANY
                                      (AUL)
                                       TO
                                   ABC COMPANY
                              (THE CONTRACTHOLDER)

                    The Effective Date of this Amendment is .


The Contract is hereby amended as follows:

With regard to the following Section of the Contract, this Amendment supersedes any amendment identified as P-12518(BR).II.AMD which may be effective on the same date.


By deleting Section 9.1 of Article 9 and by substituting in lieu thereof the following:

9.1 Ownership: The Contractholder is the owner of the contract and may agree with AUL to any change or amendment of it without the consent of any other person or entity. No other person or entity shall have any right, title, or interest in this contract until such right, title, or interest is actually made available to them. No benefit or privilege under the contract may be sold, assigned, discounted, or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose to any person or entity other than AUL.

AUL shall have no obligation to make any payment or distribution except as specified in this contract.


                                   AMERICAN UNITED LIFE INSURANCE COMPANY
                                   By: /s/ Jerry D. Semler
                                   Chairman of the Board,
                                   President, & Chief Executive Officer



                                   Attest
                                   By: /s/ William R. Brown
                                   Secretary


p12518(mbr).II.sbjpa.amd

                                    AMENDMENT
                                       TO
                      AUL AMERICAN SERIES DCP MULTIPLE-FUND
                 GROUP VARIABLE ANNUITY CONTRACT NUMBER GAXX,XXX
                                 (THE CONTRACT)
                                    ISSUED BY
                     AMERICAN UNITED LIFE INSURANCE COMPANY
                                      (AUL)
                                       TO
                                   ABC COMPANY
                              (THE CONTRACTHOLDER)

                    The Effective Date of this Amendment is .


The Contract is hereby amended as follows:

With regard to the following Section of the Contract, this Amendment supersedes any amendment identified as P-12518(BR).II.AMD which may be effective on the same date.

By deleting Section 9.1 of Article 9 and by substituting in lieu thereof the following:

9.1 Ownership: The Contractholder is the owner of the contract and may agree with AUL to any change or amendment of it without the consent of any other person or entity. No other person or entity shall have any right, title, or interest in this contract until such right, title, or interest is actually made available to them. No benefit or privilege under the contract may be sold, assigned, discounted, or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose to any person or entity other than AUL.

     AUL shall have no obligation to make any payment or distribution except as specified in this contract.



                                   AMERICAN UNITED LIFE INSURANCE COMPANY
                                   By: /s/ Jerry D. Semler
                                   Chairman of the Board,
                                   President, & Chief Executive Officer



                                   Attest
                                   By: /s/ William R. Brown
                                   Secretary


p-12518(br).II.sbjpa.amd

                                    AMENDMENT
                                     TO THE
                               AUL AMERICAN SERIES
                    DCP MULTIPLE-FUND GROUP VARIABLE ANNUITY
                           CONTRACT NUMBER GA XX,XXXX
                                 (THE CONTRACT)
                                    ISSUED BY
                     AMERICAN UNITED LIFE INSURANCE COMPANY
                                      (AUL)
                                       TO
                                   ABC COMPANY
                              (THE CONTRACTHOLDER)

            The Effective Date of this Amendment is January 1, 1998.

AUL and the Contractholder hereby agree, by signing below, that the Contract is hereby amended as follows:

By deleting the corresponding Sections or Subsections of the Contract and by substituting the following Sections or Subsections in lieu thereof, and by making any required corresponding changes in the Table of Contents of the
Contract:

1.23 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.7, as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

                   During                              Withdrawal Charge
          Participant Account Years                        Percentage

                   1 - 5                                      8%
                   6 - 10                                     4%
                  Thereafter                                  0%

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.2  How Contributions are Handled:

     (a) Contributions received at the Home Office shall be credited to the appropriate subaccounts of each of the Participant Accounts as directed by the Contractholder in written allocation instructions.

     (b) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected in a form acceptable to AUL by the Contractholder or by that person designated to AUL by the Contractholder. If no Investment Option election is made with respect to a particular Contribution to any Participant Account, AUL shall process such credits in accordance with the Investment Option election applicable to the immediately preceding

p-12518br.adm

          Contribution. The Contractholder or such designated person may change an Investment Option election with respect to future allocations to the applicable Participant Account by giving new Investment Option elections to AUL at its Home Office in a form acceptable to AUL.

     (c) The initial Contribution for a Participant shall be allocated to the Participant Account no later than the close of business on the second business day of AUL after the later of (1) the business day that AUL receives the initial Contribution at its Home Office, or (2) the business day that AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of the initial Contribution for the Participant, and Investment Option elections regarding the initial Contribution.

     (d)  If  the  data  required  to  establish  a   Participant   Account  and
          instructions regarding the amount of a Contribution for the Participant are not received by AUL at its Home Office within 5 business days after AUL first receives that Contribution, AUL shall return that Contribution to the Contractholder unless the Contractholder consents to AUL retaining that Contribution until the earlier of (i) the date AUL receives such data and instructions and, therefore, can properly allocate that Contribution to the Participant Account or (ii) 25 days from the date that Contribution is received by AUL.

     (e) If the data required to establish a Participant Account, including any annuity enrollment form required by AUL, and instructions regarding the amount of a Contribution for the Participant are received, but an Investment Option election for that Participant is not received, by AUL at its Home Office as of the date AUL receives that Contribution, AUL shall allocate that Contribution to the Investment Option election identified in the Participant's annuity enrollment form, which is generally the AUL American Money Market Investment Account. If AUL subsequently receives a proper Investment Option election for the Participant, AUL shall then transfer such amounts credited to the AUL American Money Market Investment Account or other Investment Option identified in the Participant's annuity enrollment form, plus gains or minus losses thereon, to another Investment Option, if such election so directs.

     (f) Contributions for a Participant subsequent to the initial Contribution shall be allocated to the Participant Account as of the close of business on the later of (1) the Valuation Period in which AUL receives that Contribution at its Home Office or (2) the Valuation Period in which AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of that Contribution for the Participant, and Investment Option elections.

3.4  Transfers:

     (a) Subject to the limitations of Section 3.5, the Contractholder, or that person designated to AUL by the Contractholder, may direct AUL, in a form acceptable to AUL, to transfer the amounts credited to an Investment Option to any other Investment Option during the Accumulation Period. Any transfer from an Investment Account shall be effective as of the close of business on the Valuation Date that AUL receives that transfer direction at its Home Office.

     (b) AUL shall make the transfer as requested within 3 days from the date a proper request is received by AUL at its Home Office, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer a transfer of amounts from the Fixed Interest Account for a period of up to 6 months after AUL receives the transfer request at its Home Office.

3.5  Limitations on Transfers:


p-12518br.adm

     (a) The minimum transfer from the Participant Account's share of any Investment Option is the lesser of $500 or the Participant Account's entire share of that Investment Option as of the close of business on the Valuation Date that AUL receives that transfer direction at its Home Office. However, if that transfer reduces the Participant Account's remaining share of that Investment Option to less than $500, the entire remaining share shall also be transferred.

     (b) Amounts transferred from the Fixed Interest Account on behalf of a Participant during any Contract Year shall not exceed 20% of the Participant Account's share of the Fixed Interest Account determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for transfer. Notwithstanding the previous sentence, if the Participant Account's share of the Fixed Interest Account is less than $2,500 determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for transfer, the amount transferrable from the Fixed Interest Account for that Contract Year is the lesser of $500 or the Participant Account's entire share of the Fixed Interest Account as of the close of business on the Valuation Date that AUL receives that transfer direction at its Home Office. And if that transfer reduces the Participant Account's remaining share of the Fixed Interest Account to less than $500, the entire remaining share shall also be transferred.

4.1 Election of Annuity Options: At the written request of the Contractholder pursuant to Section 4.7, AUL shall apply all or a portion of the Account Value (subject to Section 6.5) of a Participant Account for the purpose of providing a fixed payment annuity under the Plan. Upon receipt of a request for an annuity, AUL is hereby authorized by the Contractholder to value and transfer the Participant Account's share of the Variable Account to the Fixed Interest Account as of the date provided in Section 4.9(d). Such transferred amounts shall be held in the Fixed Interest Account until such time as such amounts are used to provide an annuity under the Plan. The Contractholder request shall include certification as to the purpose for the annuity and the election of one of the annuity options listed in
     Section 4.2. The amount of any annuity shall be computed from the Table of Immediate Annuities then included in this contract, except as provided under Section 4.4.

4.7 "Benefit Responsive" Plan Benefits and Annuities: Subject to the limitations provided in Section 4.9, at any time prior to termination of the contract pursuant to the provisions of Article 8, the Contractholder may direct AUL to withdraw all or a portion of the Account Value (subject to Section 6.5) of a Participant Account for the purpose of providing:

     (a) an annuity in accordance with the Annuity Options shown in Section 4.2, as directed by the Contractholder, for benefits as provided by the Plan (other than Plan termination benefits); or

     (b) a cash lump-sum payment to the Contractholder or to whomever the Contractholder directs to pay benefits as provided by the Plan (other than Plan termination benefits) for retirement, death, disability, termination of employment, unforeseen emergencies, or required minimum distribution benefits pursuant to Internal Revenue Code Section 401(a)(9) and Regulations issued thereunder.

4.8  Other Plan Benefits Payable in Cash: Subject to the limitations provided in
     Section 4.9, at any time prior to termination of the contract pursuant to the provisions of Article 8, the Contractholder may direct AUL to make a cash payment from a Participant Account to the Contractholder or to whomever the Contractholder directs for the purpose of providing Plan benefits other than those provided in Section 4.7(b). If it is necessary to withdraw the entire Account Value of a Participant Account to make such payment, the amount paid shall equal the Withdrawal Value, minus any
     Section 6.5 charges. If it is not necessary to withdraw the entire Account Value to make such payment, AUL shall reduce the Account Value of the Participant Account by an amount sufficient to make the cash payment requested and to cover the Withdrawal Charge and any Section 6.5 charges.

     Notwithstanding the previous paragraph, in the first Contract Year in which a Participant Account is established, the Contractholder may withdraw from that Participant Account up to 10% of the sum of the

p-12518br.adm

     Account Value of that Participant Account (determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract Year, without application of the Withdrawal Charge. In the next succeeding Contract Year, the Contractholder may also withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the Contract Anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract Year, without application of the Withdrawal Charge. In any subsequent Contract Year, the Contractholder may withdraw from that Participant Account up to 10% of the Account Value of that Participant Account (determined as of the Contract Anniversary immediately preceding the request for the withdrawal) without application of the Withdrawal Charge.

4.9  Conditions for Payment of Benefits:

     (a) Any benefit request submitted by the Contractholder shall include certification as to the purpose of the request for payment. The Contractholder assumes full responsibility for determining whether any benefit payment is permitted under applicable law and under the terms of the Plan. AUL may rely solely upon the representations of the Contractholder made in the benefit request.

     (b) Withdrawals from a Participant Account's share of any Investment Option may not be made in an amount less than the smaller of $500 or the Participant Account's entire share of the Investment Option as of the close of business on the Valuation Date that AUL receives that withdrawal request (or due proof of death, if received later), in a form acceptable to AUL, at its Home Office. If a withdrawal reduces the Participant Account's share of an Investment Option to less than $500, such remaining share shall also be withdrawn.

     (c) Withdrawals from a Participant Account's share of the Fixed Interest Account shall be made on a first-in/first-out basis so that all or a portion of the amounts credited to the Participant Account's share of the Fixed Interest Account which have been on deposit for the longest period of time, as well as the interest credited thereon, shall be withdrawn first.

     (d) A withdrawal request shall be effective, and the Account Value to be applied pursuant to Sections 4.1, 4.7, or 4.8 shall be determined, as of the close of business on the Valuation Date that AUL receives a proper withdrawal request (or due proof of death, if received later), in a form acceptable to AUL, at its Home Office.

     (e) AUL shall pay any cash lump sum to the Contractholder or to whomever the Contractholder directs within 3 days from the appropriate Valuation Date as determined in Subsection (d) above, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer the payment of amounts withdrawn from the Fixed Interest Account for a period of up to 6 months after AUL receives the withdrawal request at its Home Office.

     (f) No withdrawals shall be permitted prior to the termination of this contract except as provided in Sections 4.7 and 4.8.

5.2 Accumulation Units: Any amounts allocated to any Investment Account on behalf of a Participant shall be credited to his Participant Account in the form of Accumulation Units on the basis of the value of such units in that Investment Account as of the later of (1) the end of the Valuation Period on which such amounts are received by AUL at its Home Office or (2) the end of the Valuation Period on which the data required to establish the Participant Account and allocate such amounts to the Participant Account and to Investment Options are received by AUL at its Home Office. However, if the initial Contribution for a Participant is allocated pursuant to
     Section 3.2(c) on the next succeeding Valuation Period, the unit value as of the end of that Valuation Period shall be used. Such crediting shall be made separately for amounts allocated to each Investment Account. The number of Accumulation Units in each Investment Account credited to each Participant Account as of any Valuation Period shall be determined by dividing the amounts allocated to that Investment Account for that Participant Account as of such Valuation Period by the dollar value of one Accumulation Unit in that Investment Account as of the close of business on the applicable Valuation Period. The number of Accumulation Units thus determined shall not be changed by any subsequent change in the dollar value of the Accumulation Units.

     By adding the following first paragraph to Section 6.3:

p-12518br.adm

6.3  Administrative Charge:

     AUL  hereby  waives  the  administrative charge described hereafter in this
     Section  6.3.

     By adding the following first paragraph to Section 7.3:

7.3  Right of AUL to Change Charges:

     Because the administrative charge described in Section 6.3 has been waived by AUL, the maximum administrative charge discussed hereafter in this
     Section 7.3 shall be $0.00.

9.15 Voting:

     (a) AUL is the legal owner of the shares of a Mutual Fund or Mutual Fund Portfolio held by the Investment Accounts of the Variable Account. In accordance with its view of present law, AUL shall exercise voting rights attributable to the shares of each Mutual Fund or Mutual Fund Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of a Mutual Fund on matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of a Mutual Fund or Mutual Fund Portfolio in its own right, it may elect to do so. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Mutual Fund or Mutual Fund Portfolio offers its shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for contracts and Participant Accounts participating in the Investment Account.

     (b) The person having the voting interest under this contract is the Contractholder. Unless otherwise required by applicable law, the number of Mutual Fund or Mutual Fund Portfolio shares as to which voting instructions may be given to AUL is determined by dividing the value of all of the Accumulation Units of the corresponding Investment Account attributable to this contract on a particular date by the net asset value per share of that Mutual Fund or Mutual Fund Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the applicable Mutual Fund or Mutual Fund Portfolio for determining shareholders eligible to vote at the meeting of that Mutual Fund. If required by the Securities and Exchange Commission or under any contract with any of the Mutual Funds made available by AUL, AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of a Mutual Fund or Mutual Fund Portfolio.

This  Amendment  shall be null and void  unless it is  properly  executed by the
Contractholder   and   received  by  AUL  at  its  Home  Office  no  later  than
xxxxxxxxxxxx, xxxx, unless countersigned by AUL after such date.


CONTRACTHOLDER                         AUL


By ______________________________      By _________________________________


Title ___________________________      Title ______________________________


Date_____________________________      Date _______________________________

                                    AMENDMENT
                                     TO THE
                               AUL AMERICAN SERIES
                    DCP MULTIPLE-FUND GROUP VARIABLE ANNUITY
                    CONTRACT NUMBER GA 73,101 (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO
                       __________________________________
                              (THE CONTRACTHOLDER)

   The Effective Date of this Amendment is the date that it is signed by AUL.

AUL and the Contractholder hereby agree, by signing below, that the Contract is hereby amended as follows:

By deleting the last paragraph on the face page and by substituting the following last paragraph in lieu thereof:

ACCUMULATION UNITS IN ANY INVESTMENT ACCOUNT FOR WHICH THIS CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING ASSETS IN THE CORRESPONDING MUTUAL FUND OR MUTUAL FUND PORTFOLIO IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. ARTICLE 5 OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

By deleting the corresponding Sections or Subsections of the Contract and by substituting the following Sections or Subsections in lieu thereof, and by making any required corresponding changes in the Table of Contents of the
Contract:

1.4 "Contract Anniversary" means the first day of the second Contract Year and each subsequent Contract Year. Each Contract Anniversary after the First Contract Anniversary shall be the same day of the same month as the day and month which is stated on the face page of this contract for the First Contract Anniversary.

     By deleting the first sentence of Section 1.7 and by substituting the following first sentence in lieu thereof:

1.7 "Contributions" means amounts paid to AUL by the Contractholder pursuant to the Plan, including amounts transferred to this contract from another AUL group annuity contract, which are credited to a Participant Account maintained hereunder.

1.12 "Investment Account" means each subaccount of the Variable Account which is maintained by AUL and made available to the Contractholder by AUL and identified in Schedule A of the contract. Schedule A of the contract may be amended by AUL from time to time as described in Section 3.3. Amounts allocated to any Investment Account identified in Schedule A of the contract shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed in the current prospectus for the Variable Account.

p12518(NBR).amd

1.15 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open-end management investment company made available by AUL, as listed in Schedule A.

1.19 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.23 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.1 or 4.7, as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

             During                               Withdrawal Charge
     Participant Account Years                       Percentage

            1 - 5                                        8%
            6 - 10                                       4%
          Thereafter                                     0%

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.2  How Contributions are Handled:

     (a) Contributions received at the Home Office shall be credited to the appropriate subaccounts of each of the Participant Accounts as directed by the Contractholder in written allocation instructions.

     (b) (1) The initial Contribution for a Participant shall be credited and allocated to the Participant Account no later than the close of business on the second business day of AUL after the later of
               (1) the business day that AUL receives the initial Contribution at its Home Office, or (2) the business day that AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of the initial Contribution for the Participant, and Investment Option election instructions regarding the initial Contribution.

          (2) If the data required to establish a Participant Account and instructions regarding the amount of a Contribution for the Participant are not received by AUL at its Home Office within 5 business days after AUL first receives that Contribution, AUL shall return that Contribution to the Contractholder unless the Contractholder consents to AUL retaining that Contribution until the earlier of (i) the date AUL receives such data and instructions and, therefore, can properly allocate that Contribution to the Participant Account or (ii) 25 days from the date that Contribution is received by AUL.

          (3)  If  the  data  required  to  establish  a  Participant   Account,
               including any annuity enrollment form required by AUL, and instructions regarding the amount of a Contribution for the Participant are received, but an Investment Option election

 p-12518(NBR).amd
          for that Participant is not received, by AUL at its Home Office as of the date AUL receives that Contribution, AUL shall allocate that Contribution to the Investment Option election identified in the Participant's annuity enrollment form, which is generally the AUL American Money Market Investment Account. If AUL subsequently receives the data required to establish the Participant Account, instructions regarding the amount of the Contribution for the Participant, and an Investment Option election, AUL shall then transfer such amounts credited to the AUL American Money Market Investment Account or other Investment Option identified in the Participant's annuity enrollment form, plus gains or minus losses thereon, to another Investment Option, if such election so directs.

     (c) Contributions for a Participant subsequent to the initial Contribution shall be credited and allocated to the Participant Account as of the close of business on the later of (1) the Valuation Period in which AUL receives that Contribution at its Home Office or (2) the Valuation Period in which AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of that Contribution for the Participant, and Investment Option election instructions.

     (d) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected in a form acceptable to AUL by the Contractholder or by that person designated to AUL by the Contractholder. If no investment allocation instruction is made with respect to any Participant Account, AUL shall process such credits in accordance with the investment allocation instruction applicable to the immediately preceding Contribution. The Contractholder or such designated person may change an investment allocation instruction with respect to future allocations to the applicable Participant Account by giving new investment allocation instructions to AUL at its Home Office in a form acceptable to AUL.

3.3  Addition, Deletion, or Substitution of Investments:

     (a) AUL reserves the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any Investment Account may purchase. AUL reserves the right to eliminate the shares of any of the eligible Mutual Funds or Mutual Fund Portfolios and to substitute shares of, or interests in, another Portfolio of the AUL American Series Fund, Inc., another open-end, registered investment company, or another investment vehicle, for shares already purchased or to be purchased in the future under the contract, if the shares of any or all eligible Mutual Funds or Mutual Fund Portfolios are no longer available for investment or if further investment in any or all eligible Mutual Fund or Mutual Fund Portfolios becomes inappropriate in view of the purposes of the Variable Account or the contract. Where required under applicable law, AUL will not substitute any shares attributable to the Contractholder's interest in the Variable Account or any Investment Account without notice, Contractholder or Participant approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators. Nothing contained herein shall prevent the Variable Account from purchasing other securities for


p12518(NBR).amd
          other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of other contractholders or as permitted by federal law.

     (b) AUL reserves the right to establish additional Investment Accounts, each of which would invest in the corresponding Mutual Fund or Mutual Fund Portfolio listed in the current prospectus for the Variable Account, or in other securities or investment vehicles. AUL reserves the right to eliminate or combine existing Investment Accounts if marketing, tax, or investment conditions so warrant. AUL also reserves the right to provide other Investment Options under this contract at any time. Subject to any required regulatory approvals, AUL reserves the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

     (c) In the event of any such substitution or change, AUL may, by appropriate amendment, make such changes in this contract as may be necessary or appropriate to reflect such substitution or change. If deemed by AUL to be in the best interests of persons or entities having voting rights under this contract, the Variable Account may be operated as a management investment company under The Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under The Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. AUL may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, AUL also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

3.4  Transfers:

     (a) Subject to the limitations of Section 3.5, the Contractholder, or that person designated to AUL by the Contractholder, may direct AUL, in a form acceptable to AUL, to transfer the amounts credited to an Investment Option to any other Investment Option during the Accumulation Period. Any transfer from an Investment Account shall be effective as of the close of business on the Valuation Date that AUL receives such transfer direction.

3.5  Limitations on Transfers:

     (a) The minimum transfer from the Participant Account's share of any Investment Option is the lesser of $500 or the Participant Account's entire share of that Investment Option. However, if that transfer reduces the Participant Account's remaining share of that Investment Option to less than $500, the entire remaining share shall also be transferred.

     (b) Amounts transferred from the Fixed Interest Account on behalf of a Participant during any Contract Year shall not exceed 20% of the Participant Account's share of the Fixed Interest Account determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for transfer. Notwithstanding the previous sentence, if the Participant Account's share of the Fixed Interest Account is less than $2,500 determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for transfer, the amount transferrable from the Fixed Interest Account for that Contract Year is the lesser of $500 or the Participant Account's entire share of the Fixed Interest Account. And if that transfer reduces the Participant Account's remaining share of the Fixed Interest Account to less than $500, the entire remaining share shall also be transferred.

4.1 Election of Annuity Options: At the written request of the Contractholder, at any time prior to termination of the contract pursuant to the provisions of Article 8, AUL shall apply all or a portion of the Account Value (subject to Section 6.5) of a Participant Account to provide a fixed payment annuity under the Plan. Upon receipt of a request for an annuity, AUL is hereby authorized by the Contractholder to value and transfer the Participant Account's share of the Variable Account to the Fixed Interest Account as of the date provided in Section 4.8(e). Such transferred amounts shall be held in the Fixed Interest Account until such time as such amounts are used to provide an annuity under the Plan. The Contractholder request shall include certification as to the purpose for the annuity and the election of one of the annuity options listed in Section 4.2. The amount of any annuity shall be computed from the Table of Immediate Annuities then included in this contract, except as provided under Section 4.4.

4.7 Death Benefits: At any time prior to termination of the contract pursuant to the provisions of Article 8, the Contractholder may direct AUL to pay death benefits as provided by the Plan (other than Plan termination benefits), subject to the provisions of Subsections 4.8(b) through (g). Upon receipt at AUL's Home Office of such written instructions from the Contractholder and of due proof of the Participant's (and, if applicable, the beneficiary's) death during the Accumulation Period, AUL shall, as directed by the Contractholder, withdraw all or a portion of the Account Value (subject to Section 6.5) of a Participant Account to provide an annuity pursuant to Section 4.1 or to make a cash lump-sum payment to the Contractholder or to whomever the Contractholder directs.

4.8  Withdrawal Benefits:

     (a) Subject to the following provisions of this Section, at any time prior to termination of the contract pursuant to the provisions of Article 8, the Contractholder may direct AUL to make a cash payment from a Participant Account to the Contractholder or to whomever the Contractholder directs for the purpose of providing Plan benefits permitted under applicable law (other than Plan termination benefits or death benefits provided in Section 4.7). Such Plan benefits may include benefits for retirement, disability, termination of employment, unforeseen emergencies, or required minimum distribution benefits pursuant to Internal Revenue Code Section 401(a)(9) and Regulations issued thereunder. If it is necessary to withdraw the entire Account Value of a Participant Account to make such payment, the amount paid shall equal the Withdrawal Value, minus any Section
          6.5 charges. If it is not necessary to withdraw the entire Account Value to make such payment, AUL shall reduce the Account Value of the Participant Account by an amount sufficient to make the cash payment requested and to cover the Withdrawal Charge and any Section 6.5 charges.

          Notwithstanding the previous paragraph, in the first Contract Year in which a Participant Account is established, the Contractholder may withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract Year, without application of the Withdrawal Charge. In the next succeeding Contract Year, the Contractholder may also withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the Contract Anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract Year, without application of the Withdrawal Charge. In any subsequent Contract Year, the Contractholder may withdraw from that Participant Account up to 10% of the Account Value of that Participant Account (determined as of the Contract Anniversary immediately preceding the request for the withdrawal) without application of the Withdrawal Charge.

     (b) Any benefit request submitted by the Contractholder shall include certification as to the purpose of the request for payment. The Contractholder assumes full responsibility for determining whether any benefit payment is permitted under applicable law and under the terms of the Plan. AUL may rely solely upon the representations of the Contractholder made in the benefit request.

     (c) Withdrawals from a Participant Account's share of any Investment Option may not be made in an amount less than the smaller of $500 or the Participant Account's entire share of the Investment Option. If a withdrawal reduces the Participant Account's share of an Investment Option to less than $500, such remaining share shall also be withdrawn.

     (d) Withdrawals from a Participant Account's share of the Fixed Interest Account shall be made on a first-in/first-out basis so that all or a portion of the amounts credited to the Participant Account's share of the Fixed Interest Account which have been on deposit for the longest period of time, as well as the interest credited thereon, shall be withdrawn first.

     (e) A withdrawal request shall be effective, and the Account Value to be applied pursuant to Sections 4.1, 4.7, or 4.8 shall be determined, as of the close of business on the Valuation Date that AUL receives a proper withdrawal request (or due proof of death, if received later), in a form acceptable to AUL, at its Home Office.

     (f) AUL shall pay any cash lump sum to the Contractholder or to whomever the Contractholder directs within 7 days from the appropriate Valuation Date as determined in Subsection (e) above, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer the payment of amounts withdrawn from the Fixed Interest Account for a period of up to 6 months after AUL receives the withdrawal request at its Home Office.

     (g) No withdrawals shall be permitted prior to the termination of this contract except as provided in Sections 4.1, 4.7, and this Section 4.8.

5.1 Valuation of Mutual Fund or Mutual Fund Portfolio Assets: All assets of each Mutual Fund or Mutual Fund Portfolio shall be valued as provided in the prospectus for the applicable Mutual Fund or Mutual Fund Portfolio as such prospectus may be amended or supplemented from time to time.

5.2 Accumulation Units: Any amounts allocated to any Investment Account on behalf of a Participant shall be credited to his Participant Account in the form of Accumulation Units on the basis of the value of such units in that Investment Account as of the later of (1) the end of the Valuation Period on which such amounts are received by AUL at its Home Office or (2) the end of the Valuation Period on which the data required to establish the Participant Account and allocate such amounts to the Participant Account and to Investment Options are received by AUL at its Home Office. However, if the initial Contribution for a Participant is allocated pursuant to
     Section 3.2(b)(1) on the next succeeding Valuation Period, the unit value as of the end of that Valuation Period shall be used. Such crediting shall be made separately for amounts allocated to each Investment Account. The number of Accumulation Units in each Investment Account credited to each Participant Account as of any Valuation Period shall be determined by dividing the amounts allocated to that Investment Account for that Participant Account as of such Valuation Period by the dollar value of one Accumulation Unit in that Investment Account as of the close of business on the applicable Valuation Period. The number of Accumulation Units thus determined shall not be changed by any subsequent change in the dollar value of the Accumulation Units.

5.3 Value of Accumulation Units: The value of an Accumulation Unit in the AUL American Equity, Bond, Money Market, and Managed Investment Accounts was established at $1.00 as of April 12, 1990. The value of an Accumulation Unit in any other Investment Account available under this contract shall be established at $1.00 as of the date of the first deposit to such Investment Account. The value of an Accumulation Unit in each Investment Account as of any Valuation Period thereafter is equal to the dollar value of one
     Accumulation Unit in that Investment Account as of the immediately preceding Valuation Period multiplied by the Net Investment Factor, as defined in Section 5.4, for that Investment Account for the current Valuation Period.

     The value of an Accumulation Unit for each Investment Account shall be determined for each Valuation Period before giving effect to any additions, withdrawals, or transfers. After such determination, the additions, withdrawals, or transfers which are effective as of that day shall then be made.

5.4 Determining the Net Investment Factor: The Net Investment Factor for each Investment Account for any Valuation Period is determined by dividing (a) by (b), and then subtracting (c) from that result, where:

     (a)  is equal to:

          (1) the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or other distribution, if any, paid by the Mutual Fund or Mutual Fund Portfolio during the current Valuation Period, plus or minus

          (3) any credit or charge for any taxes paid or reserved for by AUL during the current Valuation Period which are determined by AUL to be attributable to operation of the Investment Account;

     (b) is the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the immediately preceding Valuation Period; and

     (c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks, as authorized by Section 6.1.

6.1 Mortality Risk and Expense Risk Charges: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25%

p12518(NBR).amd
     against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor as provided in
     Section 5.4(c).

6.2 Mutual Fund or Mutual Fund Portfolio Expenses: A Mutual Fund or Mutual Fund Portfolio shall pay any investment advisory fee and certain other expenses, which may include its ordinary operational and organizational expenses, and any extraordinary expenses, as described in the current prospectus for that Mutual Fund or Mutual Fund Portfolio as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Mutual Fund or Mutual Fund Portfolio share reflects such investment advisory fee and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

6.3 Administrative Charge: AUL shall deduct an administrative charge per Contract Quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each Contract Quarter from each Participant Account in existence on such day for as long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under this contract by that Participant Account. If the entire balance of a Participant Account is applied or withdrawn before the last day of the Contract Quarter pursuant to Sections 4.1, 4.7, 4.8, 8.2, or 8.4, the administrative charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which such application or withdrawal of funds is made shall not be deducted from the amount applied or withdrawn.

6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Sections 4.1 and
     4.7 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in Section
     6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the AUL American Series Fund, Inc.

8.1 Right of Contractholder to Terminate: This contract shall terminate if the Contractholder gives written notice to AUL that this contract is to be terminated. In such event, the termination notice shall be effective as of the close of business on the Valuation Date that AUL receives a proper written Contractholder notice at its Home Office. This date shall be the effective date of termination. This contract shall also terminate automatically as of the date that there are no Participant Accounts maintained hereunder.

9.2 AUL's Annual Statement: No provision or condition of this contract shall be deemed to control, determine, or modify any annual statement of AUL made to any insurance department, contractholder, regulatory body, or other person, nor shall anything in such annual statement be deemed to control, determine, or modify the valuation provided for in this contract, nor the values determined, nor the market, book, or other value of any asset in any Investment Account or Mutual Fund or Mutual Fund Portfolio, nor any of the other provisions and conditions of this contract.

p12518(NBR).amd
     against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor as provided in
     Section 5.4(c).

6.2 Mutual Fund or Mutual Fund Portfolio Expenses: A Mutual Fund or Mutual Fund Portfolio shall pay any investment advisory fee and certain other expenses, which may include its ordinary operational and organizational expenses, and any extraordinary expenses, as described in the current prospectus for that Mutual Fund or Mutual Fund Portfolio as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Mutual Fund or Mutual Fund Portfolio share reflects such investment advisory fee and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

6.3 Administrative Charge: AUL shall deduct an administrative charge per Contract Quarter equal to the lesser of $3.00 or 0.5% of the Account Value on the last day of each Contract Quarter from each Participant Account in existence on such day for as long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under this contract by that Participant Account. If the entire balance of a Participant Account is applied or withdrawn before the last day of the Contract Quarter pursuant to Sections 4.1, 4.7, 4.8, 8.2, or 8.4, the administrative charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which such application or withdrawal of funds is made shall not be deducted from the amount applied or withdrawn.

6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Sections 4.1 and
     4.7 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in Section
     6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the AUL American Series Fund, Inc.

8.1 Right of Contractholder to Terminate: This contract shall terminate if the Contractholder gives written notice to AUL that this contract is to be terminated. In such event, the termination notice shall be effective as of the close of business on the Valuation Date that AUL receives a proper written Contractholder notice at its Home Office. This date shall be the effective date of termination. This contract shall also terminate automatically as of the date that there are no Participant Accounts maintained hereunder.

9.2 AUL's Annual Statement: No provision or condition of this contract shall be deemed to control, determine, or modify any annual statement of AUL made to any insurance department, contractholder, regulatory body, or other person, nor shall anything in such annual statement be deemed to control, determine, or modify the valuation provided for in this contract, nor the values determined, nor the market, book, or other value of any asset in any Investment Account or Mutual Fund or Mutual Fund Portfolio, nor any of the other provisions and conditions of this contract.

                                (G&W stand-alone)
p12518(NBR).amd
     against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor as provided in
     Section  5.4(c).

6.2 Mutual Fund or Mutual Fund Portfolio Expenses: A Mutual Fund or Mutual Fund Portfolio shall pay any investment advisory fee and certain other expenses, which may include its ordinary operational and organizational expenses, and any extraordinary expenses, as described in the current prospectus for that Mutual Fund or Mutual Fund Portfolio as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Mutual Fund or Mutual Fund Portfolio share reflects such investment advisory fee and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

     By adding the following first paragraph to Section 6.3:

6.3  AUL hereby waives the  administrative  charge  described  hereafter in this
     Section 6.3.

6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Sections 4.1 and
     4.7 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in Section
     6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the AUL American Series Fund, Inc.

     By adding the following first paragraph to Section 7.3:

7.3  Right of AUL to Change Charges:

     Because the administrative charge described in Section 6.3 has been waived by AUL, the maximum administrative charge discussed hereafter in this Section7.3 shall be $0.00.

8.1 Right of Contractholder to Terminate: This contract shall terminate if the Contractholder gives written notice to AUL that this contract is to be terminated. In such event, the termination notice shall be effective as of the close of business on the Valuation Date that AUL receives a proper written Contractholder notice at its Home Office. This date shall be the effective date of termination. This contract shall also terminate automatically as of the date that there are no Participant Accounts maintained hereunder.

9.2 AUL's Annual Statement: No provision or condition of this contract shall be deemed to control, determine, or modify any annual statement of AUL made to any insurance department, contractholder, regulatory body, or other person, nor shall anything in such annual statement be deemed to control, determine, or modify the valuation provided for in this contract, nor the values determined, nor the market, book, or other value of any asset in any Investment Account or Mutual Fund or Mutual Fund Portfolio, nor any of the other provisions and conditions of this contract.



                              (Corporate companion)
                                 (G&W companion)
p12518(NBR).amd

9.8 Election, Notice, or Direction Requirements: Wherever in this contract reference is made to the Contractholder making a request or giving notice or direction, such request, notice, or direction must be in writing, or in a form otherwise acceptable to AUL, and must be submitted to and received by AUL at its Home Office before becoming effective.

9.15 Voting:

     (a) AUL is the legal owner of the shares of a Mutual Fund or Mutual Fund Portfolio held by the Investment Accounts of the Variable Account. AUL shall exercise voting rights attributable to the shares of each Mutual Fund or Mutual Fund Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of a Mutual Fund on matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of a Mutual Fund or Mutual Fund Portfolio in its own right, it may elect to do so. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Mutual Fund or Mutual Fund Portfolio offers its shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for contracts and Participant Accounts participating in the Investment Account.

     (b) The person having the voting interest under this contract is the Contractholder. Unless otherwise required by applicable law, the number of Mutual Fund or Mutual Fund Portfolio shares as to which voting instructions may be given to AUL is determined by dividing the value of all of the Accumulation Units of the corresponding Investment Account attributable to this contract on a particular date by the net asset value per share of that Mutual Fund or Mutual Fund Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the applicable Mutual Fund or Mutual Fund Portfolio for determining shareholders eligible to vote at the meeting of that Mutual Fund. If required by the Securities and Exchange Commission, AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of a Mutual Fund or Mutual Fund Portfolio.


p12518(NBR).amd

     (c) Voting rights attributable to this contract for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all contracts and Participant Accounts participating in that Investment Account.

     (d) Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Contractholders, Participants, or others to instruct the voting of Mutual Fund or Mutual Fund Portfolio shares.

     (e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or a Mutual Fund or Mutual Fund Portfolio as may be required by applicable federal law.


                                      AMERICAN UNITED LIFE INSURANCE COMPANY
                                      By: /s/ Jerry D. Semler
                                      Chairman of the Board,
                                      President, & Chief Executive Officer



                                      Attest
                                      By: /s/ William R. Brown
                                      Secretary


                                      CONTRACTHOLDER

                                      By ___________________________________

                                      Title ________________________________

                                      Date _________________________________



                                    (new business)
p12518(NBR).amd

     (c) Voting rights attributable to this contract for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all contracts and Participant Accounts participating in that Investment Account.

     (d) Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Contractholders, Participants, or others to instruct the voting of Mutual Fund or Mutual Fund Portfolio shares.

     (e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or a Mutual Fund or Mutual Fund Portfolio as may be required by applicable federal law.


                                     CONTRACTHOLDER


                                     By ____________________________________


                                     Title _________________________________


                                     Date __________________________________


                                     AMERICAN UNITED LIFE INSURANCE COMPANY


                                     By ___________________________________


                                     Title ________________________________


                                     Date _________________________________

                                    (existing business)
p12518(NBR).amd

                                   SCHEDULE A


The following Investment Accounts are made available to the Contractholder by AUL. Amounts allocated to any Investment Account identified below shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed below.


Investment Account                                   Mutual Fund or Mutual Fund Portfolio
------------------                                   ------------------------------------


AUL American Bond                                    AUL American Bond
AUL American Equity                                  AUL American Equity
AUL American Managed                                 AUL American Managed
AUL American Money Market                            AUL American Money Market
AUL American Tactical Asset Allocation Portfolio     AUL American Tactical Asset Allocation Portfolio
Alger American Growth                                Alger American Growth
Calvert Capital Accumulation                         Calvert Capital Accumulation
Fidelity VIP Equity-Income                           Fidelity VIP Equity-Income
Fidelity VIP Growth                                  Fidelity VIP Growth
Fidelity VIP High Income                             Fidelity VIP High Income
Fidelity VIP Overseas                                Fidelity VIP Overseas
Fidelity VIP II Asset Manager                        Fidelity VIP II Asset Manager
Fidelity VIP II Contrafund                           Fidelity VIP II Contrafund
Fidelity VIP II Index 500                            Fidelity VIP II Index 500
Janus Aspen Series Flexible Income Portfolio         Janus Aspen Series Flexible Income Portfolio
Janus Aspen Series Worldwide Growth Portfolio        Janus Aspen Series Worldwide Growth Portfolio
PBHG Insurance Series Growth II                      PBHG Insurance Series Growth II
PBHG Insurance Series Technology                     PBHG Insurance Series Technology
         and Communication                                    and Communication
SAFECO Resource Series Trust Equity Portfolio        SAFECO Resource Series Trust Equity Portfolio
SAFECO Resource Series Trust Growth Portfolio        SAFECO Resource Series Trust Growth Portfolio
T. Rowe Price Equity-Income Portfolio                T. Rowe Price Equity-Income Portfolio

p12518(NBR).amd

                                    AMENDMENT
                                     TO THE
                               AUL AMERICAN SERIES
                    DCP MULTIPLE-FUND GROUP VARIABLE ANNUITY
                    CONTRACT NUMBER GA XX,XXX (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO
                        ABC COMPANY (THE CONTRACTHOLDER)

                    The Effective Date of this Amendment is.


AUL and the Contractholder hereby agree, by signing below, that the Contract is hereby amended as follows:

By deleting the last paragraph on the face page and by substituting the following last paragraph in lieu thereof:

ACCUMULATION UNITS IN ANY INVESTMENT ACCOUNT FOR WHICH THIS CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING ASSETS IN THE CORRESPONDING MUTUAL FUND OR MUTUAL FUND PORTFOLIO IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. ARTICLE 5 OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

By deleting the corresponding Sections or Subsections of the Contract and by substituting the following Sections or Subsections in lieu thereof, and by making any required corresponding changes in the Table of Contents of the
Contract:

1.4 "Contract Anniversary" means the first day of the second Contract Year and each subsequent Contract Year. Each Contract Anniversary after the First Contract Anniversary shall be the same day of the same month as the day and month which is stated on the face page of this contract for the First Contract Anniversary.

By deleting the first sentence of Section 1.7 and by substituting the following first sentence in lieu thereof:

1.7 "Contributions" means amounts paid to AUL by the Contractholder pursuant to the Plan, including amounts transferred to this contract from another AUL group annuity contract, which are credited to a Participant Account maintained hereunder.

1.12 "Investment Account" means each subaccount of the Variable Account which is maintained by AUL and made available to the Contractholder by AUL and identified in Schedule A of the contract. Schedule A of the contract may be amended by AUL from time to time as described in Section 3.3. Amounts allocated to any Investment Account identified in Schedule A of the contract

12518br.adm
     shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed in the current prospectus for the Variable Account.

1.15 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open-end management investment company made available by AUL, as listed in Schedule A.

1.19 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.23 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.7, as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

                      During                               Withdrawal Charge
              Participant Account Years                        Percentage

                       1 - 5                                      8%
                       6 - 10                                     4%
                      Thereafter                                  0%

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.2  How Contributions are Handled:

     (a) Contributions received at the Home Office shall be credited to the appropriate subaccounts of each of the Participant Accounts as directed by the Contractholder in written allocation instructions.

     (b) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected in a form acceptable to AUL by the Contractholder or by that person designated to AUL by the Contractholder. If no Investment Option election is made with respect to a particular Contribution to any Participant Account, AUL shall process such credits in accordance with the Investment Option election applicable to the immediately preceding Contribution. The Contractholder or such designated person may change an Investment Option election with respect to future allocations to the applicable Participant Account by giving new Investment Option elections to AUL at its Home Office in a form acceptable to AUL.

     (c) The initial Contribution for a Participant shall be allocated to the Participant Account no later than the close of business on the second business day of AUL after the later of (1) the

 12518br.adm
          business day that AUL receives the initial Contribution at its Home Office, or (2) the business day that AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of the initial Contribution for the Participant, and Investment Option elections regarding the initial Contribution.


     (d)  If  the  data  required  to  establish  a   Participant   Account  and
          instructions regarding the amount of a Contribution for the Participant are not received by AUL at its Home Office within 5 business days after AUL first receives that Contribution, AUL shall return that Contribution to the Contractholder unless the Contractholder consents to AUL retaining that Contribution until the earlier of (i) the date AUL receives such data and instructions and, therefore, can properly allocate that Contribution to the Participant Account or (ii) 25 days from the date that Contribution is received by AUL.

     (e) If the data required to establish a Participant Account, including any annuity enrollment form required by AUL, and instructions regarding the amount of a Contribution for the Participant are received, but an Investment Option election for that Participant is not received, by AUL at its Home Office as of the date AUL receives that Contribution, AUL shall allocate that Contribution to the Investment Option election identified in the Participant's annuity enrollment form, which is generally the AUL American Money Market Investment Account. If AUL subsequently receives a proper Investment Option election for the Participant, AUL shall then transfer such amounts credited to the AUL American Money Market Investment Account or other Investment Option identified in the Participant's annuity enrollment form, plus gains or minus losses thereon, to another Investment Option, if such election so directs.

     (f) Contributions for a Participant subsequent to the initial Contribution shall be allocated to the Participant Account as of the close of business on the later of (1) the Valuation Period in which AUL receives that Contribution at its Home Office or (2) the Valuation Period in which AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of that Contribution for the Participant, and Investment Option elections.

3.3  Addition, Deletion, or Substitution of Investments:

     (a) AUL reserves the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any Investment Account may purchase. AUL reserves the right to eliminate the shares of any of the eligible Mutual Funds or Mutual Fund Portfolios and to substitute shares of, or interests in, another Portfolio of the AUL American Series Fund, Inc., another open-end, registered investment company, or another investment vehicle, for shares already purchased or to be purchased in the future under the contract, if the shares of any or all eligible Mutual Funds or Mutual Fund Portfolios are no longer available for investment or if further investment in any or all eligible Mutual Fund or Mutual Fund Portfolios becomes inappropriate in view of the purposes of the Variable Account or the contract. Where required under applicable law, AUL will not substitute any shares attributable to the Contractholder's interest in the Variable Account or any Investment Account without notice, Contractholder or Participant approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of other contractholders or as permitted by federal law.

     (b) AUL reserves the right to establish additional Investment Accounts, each of which would invest in the corresponding Mutual Fund or Mutual Fund Portfolio listed in the current prospectus for the Variable Account, or in other securities or investment vehicles. AUL reserves the right to eliminate or combine existing Investment Accounts if marketing, tax, or investment conditions so warrant. AUL also reserves the right to provide other Investment Options under this contract at any time. Subject to any required regulatory approvals, AUL reserves the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

     (c) In the event of any such substitution or change, AUL may, by appropriate amendment, make such changes in this contract as may be necessary or appropriate to reflect such substitution or change. If deemed by AUL to be in the best interests of persons or entities having voting rights under this contract, the Variable Account may be operated as a management investment company under The Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under The Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. AUL may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, AUL also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

3.4  Transfers:

     (a) Subject to the limitations of Section 3.5, the Contractholder, or that person designated to AUL by the Contractholder, may direct AUL, in a form acceptable to AUL, to transfer the amounts credited to an Investment Option to any other Investment Option during the Accumulation Period. Any transfer from an Investment Account shall be effective as of the close of business on the Valuation Date that AUL receives that transfer direction at its Home Office.

     (b) AUL shall make the transfer as requested within 3 days from the date a proper request is received by AUL at its Home Office, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer a transfer of amounts from the Fixed Interest Account for a period of up to 6 months after AUL receives the transfer request at its Home Office.
12518br.adm

3.5  Limitations on Transfers:

     (a) The minimum transfer from the Participant Account's share of any Investment Option is the lesser of $500 or the Participant Account's entire share of that Investment Option as of the close of business on the Valuation Date that AUL receives that transfer direction at its Home Office. However, if that transfer reduces the Participant Account's remaining share of that Investment Option to less than $500, the entire remaining share shall also be transferred.

     (b) Amounts transferred from the Fixed Interest Account on behalf of a Participant during any Contract Year shall not exceed 20% of the Participant Account's share of the Fixed Interest Account determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for transfer. Notwithstanding the previous sentence, if the Participant Account's share of the Fixed Interest Account is less than $2,500 determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for transfer, the amount transferrable from the Fixed Interest Account for that Contract Year is the lesser of $500 or the Participant Account's entire share of the Fixed Interest Account as of the close of business on the Valuation Date that AUL receives that transfer direction at its Home Office. And if that transfer reduces the Participant Account's remaining share of the Fixed Interest Account to less than $500, the entire remaining share shall also be transferred.

4.1 Election of Annuity Options: At the written request of the Contractholder pursuant to Section 4.7, AUL shall apply all or a portion of the Account Value (subject to Section 6.5) of a Participant Account for the purpose of providing a fixed payment annuity under the Plan. Upon receipt of a request for an annuity, AUL is hereby authorized by the Contractholder to value and transfer the Participant Account's share of the Variable Account to the Fixed Interest Account as of the date provided in Section 4.9(d). Such transferred amounts shall be held in the Fixed Interest Account until such time as such amounts are used to provide an annuity under the Plan. The Contractholder request shall include certification as to the purpose for the annuity and the election of one of the annuity options listed in
     Section 4.2. The amount of any annuity shall be computed from the Table of Immediate Annuities then included in this contract, except as provided under Section 4.4.

4.7 "Benefit Responsive" Plan Benefits and Annuities: Subject to the limitations provided in Section 4.9, at any time prior to termination of the contract pursuant to the provisions of Article 8, the Contractholder may direct AUL to withdraw all or a portion of the Account Value (subject to Section 6.5) of a Participant Account for the purpose of providing:

     (a) an annuity in accordance with the Annuity Options shown in Section 4.2, as directed by the Contractholder, for benefits as provided by the Plan (other than Plan termination benefits); or

     (b) a cash lump-sum payment to the Contractholder or to whomever the Contractholder directs to pay benefits as provided by the Plan (other than Plan termination benefits) for retirement, death, disability, termination of employment, unforeseen emergencies, or required minimum distribution benefits pursuant to Internal Revenue Code Section 401(a)(9) and Regulations issued thereunder.

4.8  Other Plan Benefits Payable in Cash: Subject to the limitations provided in
     Section 4.9, at any time prior to termination of the contract pursuant to the provisions of Article 8, the Contractholder may direct AUL to make a cash payment from a Participant Account to the Contractholder or to whomever the Contractholder directs for the purpose of providing Plan benefits other than those provided in Section 4.7(b). If it is necessary to withdraw the entire Account Value of a Participant Account to make such payment, the amount paid shall equal the Withdrawal Value, minus any
     Section 6.5 charges. If it is not necessary to withdraw the entire Account Value to make such payment, AUL shall reduce the Account Value of the Participant Account by an amount sufficient to make the cash payment requested and to cover the Withdrawal Charge and any Section 6.5 charges.

     Notwithstanding the previous paragraph, in the first Contract Year in which a Participant Account is established, the Contractholder may withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract Year, without application of the Withdrawal Charge. In the next succeeding Contract Year, the Contractholder may also withdraw from that Participant

                                      (BR)
 12518br.adm

     Date that AUL receives that transfer direction at its Home Office. And if that transfer reduces the Participant Account's remaining share of the Fixed Interest Account to less than $500, the entire remaining share shall also be transferred.

4.1 Election of Annuity Options: At the written request of the Contractholder pursuant to Section 4.7, AUL shall apply all or a portion of the Account Value (subject to Section 6.5) of a Participant Account for the purpose of providing a fixed payment annuity under the Plan. Upon receipt of a request for an annuity, AUL is hereby authorized by the Contractholder to value and transfer the Participant Account's share of the Variable Account to the Fixed Interest Account as of the date provided in Section 4.9(d). Such transferred amounts shall be held in the Fixed Interest Account until such time as such amounts are used to provide an annuity under the Plan. The Contractholder request shall include certification as to the purpose for the annuity and the election of one of the annuity options listed in
     Section 4.2. The amount of any annuity shall be computed from the Table of Immediate Annuities then included in this contract, except as provided under Section 4.4.

4.7 "Benefit Responsive" Plan Benefits and Annuities: Subject to the limitations provided in Section 4.9, at any time prior to termination of the contract pursuant to the provisions of Article 8, the Contractholder may direct AUL to withdraw all or a portion of the Account Value (subject to Section 6.5) of a Participant Account for the purpose of providing:

     (a) an annuity in accordance with the Annuity Options shown in Section 4.2, as directed by the Contractholder, for benefits as provided by the Plan (other than Plan termination benefits); or

     (b) a cash lump-sum payment to the Contractholder or to whomever the Contractholder directs to pay death benefits as provided by the Plan (other than plan termination benefits); or

     (c) providing the Participant has attained (1) age 55 and has 10 years of service with the employer identified in the Plan or (2) age 62, a cash lump-sum payment to the Contractholder or to whomever the Contractholder directs to pay benefits as provided by the Plan (other than Plan termination benefits) for retirement, disability, termination of employment, unforeseen emergencies, or required minimum distribution benefits pursuant to Internal Revenue Code Section 401(a)(9) and Regulations issued thereunder.

4.8  Other Plan Benefits Payable in Cash: Subject to the limitations provided in
     Section 4.9, at any time prior to termination of the contract pursuant to the provisions of Article 8, the Contractholder may direct AUL to make a cash payment from a Participant Account to the Contractholder or to whomever the Contractholder directs for the purpose of providing Plan benefits other than those provided in Section 4.7(b) and (c). If it is necessary to withdraw the entire Account Value of a Participant Account to make such payment, the amount paid shall equal the Withdrawal Value, minus any Section 6.5 charges. If it is not necessary to withdraw the entire Account Value to make such payment, AUL shall reduce the Account Value of the Participant Account by an amount sufficient to make the cash payment requested and to cover the Withdrawal Charge and any Section 6.5 charges.

     Notwithstanding the previous paragraph, in the first Contract Year in which a Participant Account is established, the Contractholder may withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract Year, without application of the Withdrawal Charge. In the next succeeding Contract Year, the Contractholder may also withdraw from that Participant

                                    (MBR)
12518br.adm

     Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the Contract Anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract Year, without application of the Withdrawal Charge. In any sub-sequent Contract Year, the Contractholder may withdraw from that Partici-pant Account up to 10% of the Account Value of that Participant Account (determined as of the Contract Anniversary immediately preceding the request for the withdrawal) without application of the Withdrawal Charge.

4.9  Conditions for Payment of Benefits:

     (a) Any benefit request submitted by the Contractholder shall include certification as to the purpose of the request for payment. The Contractholder assumes full responsibility for determining whether any benefit payment is permitted under applicable law and under the terms of the Plan. AUL may rely solely upon the representations of the Contractholder made in the benefit request.

     (b) Withdrawals from a Participant Account's share of any Investment Option may not be made in an amount less than the smaller of $500 or the Participant Account's entire share of the Investment Option as of the close of business on the Valuation Date that AUL receives that withdrawal request (or due proof of death, if received later), in a form acceptable to AUL, at its Home Office. If a withdrawal reduces the Participant Account's share of an Investment Option to less than $500, such remaining share shall also be withdrawn.

     (c) Withdrawals from a Participant Account's share of the Fixed Interest Account shall be made on a first-in/first-out basis so that all or a portion of the amounts credited to the Participant Account's share of the Fixed Interest Account which have been on deposit for the longest period of time, as well as the interest credited thereon, shall be withdrawn first.

     (d) A withdrawal request shall be effective, and the Account Value to be applied pursuant to Sections 4.1, 4.7, or 4.8 shall be determined, as of the close of business on the Valuation Date that AUL receives a proper withdrawal request (or due proof of death, if received later), in a form acceptable to AUL, at its Home Office.

     (e) AUL shall pay any cash lump sum to the Contractholder or to whomever the Contractholder directs within 3 days from the appropriate Valuation Date as determined in Subsection (d) above, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer the payment of amounts withdrawn from the Fixed Interest Account for a period of up to 6 months after AUL receives the withdrawal request at its Home Office.

     (f) No withdrawals shall be permitted prior to the termination of this contract except as provided in Sections 4.7 and 4.8.

5.1 Valuation of Mutual Fund or Mutual Fund Portfolio Assets: All assets of each Mutual Fund or Mutual Fund Portfolio shall be valued as provided in the prospectus for the applicable Mutual Fund or Mutual Fund Portfolio as such prospectus may be amended or supplemented from time to time.

5.2 Accumulation Units: Any amounts allocated to any Investment Account on behalf of a Participant shall be credited to his Participant Account in the form of Accumulation Units on the basis of the value of such units in that Investment Account as of the later of (1) the end of the Valuation Period on which such amounts are received by AUL at its Home Office or (2) the end of the Valuation Period on which the data required to establish the Participant Account and allocate such amounts to the Participant Account and to Investment Options are received by AUL at its Home Office. However, if the initial Contribution for a Participant is allocated pursuant to
     Section 3.2(c) on the next succeeding Valuation Period, the unit value as of the end of that Valuation Period shall be used. Such crediting shall be made separately for amounts allocated to each Investment Account. The number of Accumulation Units in each Investment Account credited to each Participant Account as of any Valuation Period shall be determined by dividing the amounts allocated to that Investment Account for that Participant Account as of such Valuation Period by the dollar value of one Accumulation Unit in that Investment Account as of the close of business on the applicable Valuation Period. The number of Accumulation Units thus determined shall not be changed by any subsequent change in the dollar value of the Accumulation Units.

5.3 Value of Accumulation Units: The value of an Accumulation Unit in the AUL American Equity, Bond, Money Market, and Managed Investment Accounts was established at $1.00 as of April 12, 1990. The value of an Accumulation Unit in any other Investment Account available under this contract shall be established at $1.00 as of the date of the first deposit to such Investment Account. The value of an Accumulation Unit in each Investment Account as of any Valuation Period thereafter is equal to the dollar value of one
     Accumulation Unit in that Investment Account as of the immediately preceding Valuation Period multiplied by the Net Investment Factor, as defined in Section 5.4, for that Investment Account for the current Valuation Period. The value of an Accumulation Unit for each Investment Account shall be determined for each Valuation Period before giving effect to any additions, withdrawals, or transfers. After such determination, the additions, withdrawals, or transfers which are effective as of that day shall then be made.

5.4 Determining the Net Investment Factor: The Net Investment Factor for each Investment Account for any Valuation Period is determined by dividing (a) by (b), and then subtracting (c) from that result, where:

     (a)  is equal to:

          (1) the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or other distribution, if any, paid by the Mutual Fund or Mutual Fund Portfolio during the current Valuation Period, plus or minus

          (3) any credit or charge for any taxes paid or reserved for by AUL during the current Valuation Period which are determined by AUL to be attributable to operation of the Investment Account;

     (b) is the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the immediately preceding Valuation Period; and

 12518br.adm

     (c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks, as authorized by Section 6.1.

6.1 Mortality Risk and Expense Risk Charges: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor as provided in Section 5.4(c).

6.2 Mutual Fund or Mutual Fund Portfolio Expenses: A Mutual Fund or Mutual Fund Portfolio shall pay any investment advisory fee and certain other expenses, which may include its ordinary operational and organizational expenses, and any extraordinary expenses, as described in the current prospectus for that Mutual Fund or Mutual Fund Portfolio as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Mutual Fund or Mutual Fund Portfolio share reflects such investment advisory fee and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

6.3 Administrative Charge: AUL shall deduct an administrative charge per Contract Quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each Contract Quarter from each Participant Account in existence on such day for as long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under this contract by that Participant Account. If the entire balance of a Participant Account is applied or withdrawn before the last day of the Contract Quarter pursuant to Sections 4.1, 4.7, 4.8, 8.2, or 8.4, the administrative charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which such application or withdrawal of funds is made shall not be deducted from the amount applied or withdrawn.

6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Sections 4.1 and
     4.7 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in Section
     6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the AUL American Series Fund, Inc.

8.1 Right of Contractholder to Terminate: This contract shall terminate if the Contractholder gives written notice to AUL that this contract is to be terminated. In such event, the termination notice shall be effective as of the close of business on the Valuation Date that AUL receives a proper written Contractholder notice at its Home Office. This date shall be the effective date of termination. This contract shall also terminate automatically as of the date that there are no Participant Accounts maintained hereunder.

                     (Corporate stand-alone/prior to 3/1/97)

12518br.adm

     (c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks, as authorized by Section 6.1.

6.1 Mortality Risk and Expense Risk Charges: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor as provided in Section 5.4(c).

6.2 Mutual Fund or Mutual Fund Portfolio Expenses: A Mutual Fund or Mutual Fund Portfolio shall pay any investment advisory fee and certain other expenses, which may include its ordinary operational and organizational expenses, and any extraordinary expenses, as described in the current prospectus for that Mutual Fund or Mutual Fund Portfolio as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Mutual Fund or Mutual Fund Portfolio share reflects such investment advisory fee and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

     By adding the following first paragraph to Section 6.3:

6.3  Administrative Charge:

     AUL  hereby  waives  the  administrative charge described hereafter in this
     Section  6.3.

6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Sections 4.1 and
     4.7 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in Section
     6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the AUL American Series Fund, Inc.

     By adding the following first paragraph to Section 7.3:

7.3  Right of AUL to Change Charges:

     Because the administrative charge described in Section 6.3 has been waived by AUL, the maximum administrative charge discussed hereafter in this
     Section  7.3 shall be $0.00.

8.1 Right of Contractholder to Terminate: This contract shall terminate if the Contractholder gives written notice to AUL that this contract is to be terminated. In such event, the termination notice shall be effective as of the close of business on the Valuation Date that AUL receives a proper written Contractholder notice at its Home Office. This date shall be the effective date of termination. This contract shall also terminate automatically as of the date that there are no Participant Accounts maintained hereunder.

                (Corporate stand-alone/effective 3/1/97 or later)

12518br.adm

     (c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks, as authorized by Section 6.1.

6.1 Mortality Risk and Expense Risk Charges: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor as provided in Section 5.4(c).

6.2 Mutual Fund or Mutual Fund Portfolio Expenses: A Mutual Fund or Mutual Fund Portfolio shall pay any investment advisory fee and certain other expenses, which may include its ordinary operational and organizational expenses, and any extraordinary expenses, as described in the current prospectus for that Mutual Fund or Mutual Fund Portfolio as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Mutual Fund or Mutual Fund Portfolio share reflects such investment advisory fee and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

6.3 Administrative Charge: AUL shall deduct an administrative charge per Contract Quarter equal to the lesser of $3.00 or 0.5% of the Account Value on the last day of each Contract Quarter from each Participant Account in existence on such day for as long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under this contract by that Participant Account. If the entire balance of a Participant Account is applied or withdrawn before the last day of the Contract Quarter pursuant to Sections 4.1, 4.7, 4.8, 8.2, or 8.4, the administrative charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which such application or withdrawal of funds is made shall not be deducted from the amount applied or withdrawn.

6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Sections 4.1 and
     4.7 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in Section
     6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the AUL American Series Fund, Inc.

8.1 Right of Contractholder to Terminate: This contract shall terminate if the Contractholder gives written notice to AUL that this contract is to be terminated. In such event, the termination notice shall be effective as of the close of business on the Valuation Date that AUL receives a proper written Contractholder notice at its Home Office. This date shall be the effective date of termination. This contract shall also terminate automatically as of the date that there are no Participant Accounts maintained hereunder.

                        (G&W stand-alone/prior to 3/1/97)

12518br.adm

     (c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks, as authorized by Section 6.1.

6.1 Mortality Risk and Expense Risk Charges: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor as provided in Section 5.4(c).

6.2 Mutual Fund or Mutual Fund Portfolio Expenses: A Mutual Fund or Mutual Fund Portfolio shall pay any investment advisory fee and certain other expenses, which may include its ordinary operational and organizational expenses, and any extraordinary expenses, as described in the current prospectus for that Mutual Fund or Mutual Fund Portfolio as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Mutual Fund or Mutual Fund Portfolio share reflects such investment advisory fee and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

     By adding the following first paragraph to Section 6.3:

6.3  Administrative Charge:

     AUL  hereby waives the administrative charge described hereafter in this
     Section 6.3.

6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Sections 4.1 and
     4.7 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in Section
     6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the AUL American Series Fund, Inc.

     By adding the following first paragraph to Section 7.3:

7.3  Right of AUL to Change Charges:

     Because the administrative charge described in Section 6.3 has been waived by AUL, the maximum administrative charge discussed hereafter in this
     Section  7.3 shall be $0.00.

8.1 Right of Contractholder to Terminate: This contract shall terminate if the Contractholder gives written notice to AUL that this contract is to be terminated. In such event, the termination notice shall be effective as of the close of business on the Valuation Date that AUL receives a proper written Contractholder notice at its Home Office. This date shall be the effective date of termination. This contract shall also terminate automatically as of the date that there are no Participant Accounts maintained hereunder.

                   (G&W stand-alone/effective 3/1/97 or later)


12518br.adm

     (c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks, as authorized by Section 6.1.

6.1 Mortality Risk and Expense Risk Charges: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor as provided in Section 5.4(c).

6.2 Mutual Fund or Mutual Fund Portfolio Expenses: A Mutual Fund or Mutual Fund Portfolio shall pay any investment advisory fee and certain other expenses, which may include its ordinary operational and organizational expenses, and any extraordinary expenses, as described in the current prospectus for that Mutual Fund or Mutual Fund Portfolio as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Mutual Fund or Mutual Fund Portfolio share reflects such investment advisory fee and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

     By adding the following first paragraph to Section 6.3:

6.3  Administrative Charge:

     AUL  hereby waives the administrative  charge  described  hereafter in this
     Section  6.3.

6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Sections 4.1 and
     4.7 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in Section
     6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the AUL American Series Fund, Inc.

     By adding the following first paragraph to Section 7.3:

7.3  Right of AUL to Change Charges:

     Because the administrative charge described in Section 6.3 has been waived by AUL, the maximum administrative charge discussed hereafter in this
     Section 7.3 shall be $0.00.

8.1 Right of Contractholder to Terminate: This contract shall terminate if the Contractholder gives written notice to AUL that this contract is to be terminated. In such event, the termination notice shall be effective as of the close of business on the Valuation Date that AUL receives a proper written Contractholder notice at its Home Office. This date shall be the effective date of termination. This contract shall also terminate automatically as of the date that there are no Participant Accounts maintained hereunder.

                         (Stand-Alone/Select-like basis)
                                (G & W companion)
                              (Corporate companion)

12518br.adm

9.2 AUL's Annual Statement: No provision or condition of this contract shall be deemed to control, determine, or modify any annual statement of AUL made to any insurance department, contractholder, regulatory body, or other person, nor shall anything in such annual statement be deemed to control, determine, or modify the valuation provided for in this contract, nor the values determined, nor the market, book, or other value of any asset in any Investment Account or Mutual Fund or Mutual Fund Portfolio, nor any of the other provisions and conditions of this contract.

9.8 Election, Notice, or Direction Requirements: Wherever in this contract reference is made to the Contractholder making a request or giving notice or direction, such request, notice, or direction must be in writing, or in a form otherwise acceptable to AUL, and must be submitted to and received by AUL at its Home Office before becoming effective.

9.15 Voting:

     (a) AUL is the legal owner of the shares of a Mutual Fund or Mutual Fund Portfolio held by the Investment Accounts of the Variable Account. In accordance with its view of present law, AUL shall exercise voting rights attributable to the shares of each Mutual Fund or Mutual Fund Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of a Mutual Fund on matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of a Mutual Fund or Mutual Fund Portfolio in its own right, it may elect to do so. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Mutual Fund or Mutual Fund Portfolio offers its shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for contracts and Participant Accounts participating in the Investment Account.

     (b) The person having the voting interest under this contract is the Contractholder. Unless otherwise required by applicable law, the number of Mutual Fund or Mutual Fund Portfolio shares as to which voting instructions may be given to AUL is determined by dividing the value of all of the Accumulation Units of the corresponding Investment Account attributable to this contract on a particular date by the net asset value per share of that Mutual Fund or Mutual Fund Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the applicable Mutual Fund or Mutual Fund Portfolio for determining shareholders eligible to vote at the meeting of that Mutual Fund. If required by the Securities and Exchange Commission or under any contract with any of the Mutual Funds made available by AUL, AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of a Mutual Fund or Mutual Fund Portfolio.


 12518br.adm

     (c) Voting rights attributable to this contract for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all contracts and Participant Accounts participating in that Investment Account.

     (d) Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Contractholders, Participants, or others to instruct the voting of Mutual Fund or Mutual Fund Portfolio shares.

     (e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or a Mutual Fund or Mutual Fund Portfolio as may be required by applicable federal law.


                                     AMERICAN UNITED LIFE INSURANCE COMPANY
                                     By: /s/ Jerry D. Semler
                                     Chairman of the Board,
                                     President, & Chief Executive Officer


                                     Attest
                                     By: /s/ William R. Brown
                                     Secretary


                                     CONTRACTHOLDER

                                     By____________________________________

                                     Title ________________________________

                                     Date__________________________________



                                 (new business)
12518br.adm

     (c) Voting rights attributable to this contract for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all contracts and Participant Accounts participating in that Investment Account.

     (d) Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Contractholders, Participants, or others to instruct the voting of Mutual Fund or Mutual Fund Portfolio shares.

     (e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or a Mutual Fund or Mutual Fund Portfolio as may be required by applicable federal law.


CONTRACTHOLDER                            AUL


By __________________________________     By  ________________________________


Title _______________________________     Title ______________________________


Date ________________________________     Date  ______________________________


                               (existing business)
 12518br.adm

                                   SCHEDULE A


The following Investment Accounts are made available to the Contractholder by AUL. Amounts allocated to any Investment Account identified below shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed below.

Investment Account                                   Mutual Fund or Mutual Fund Portfolio
------------------                                   ------------------------------------


AUL American Bond                                    AUL American Bond
AUL American Equity                                  AUL American Equity
AUL American Managed                                 AUL American Managed
AUL American Money Market                            AUL American Money Market
AUL American Tactical Asset Allocation Portfolio     AUL American Tactical Asset Allocation Portfolio
Alger American Growth                                Alger American Growth
Calvert Social Mid-Cap Growth                        Calvert Social Mid-Cap Growth
Fidelity VIP Equity-Income                           Fidelity VIP Equity-Income
Fidelity VIP Growth                                  Fidelity VIP Growth
Fidelity VIP High Income                             Fidelity VIP High Income
Fidelity VIP Overseas                                Fidelity VIP Overseas
Fidelity VIP II Asset Manager                        Fidelity VIP II Asset Manager
Fidelity VIP II Contrafund                           Fidelity VIP II Contrafund
Fidelity VIP II Index 500                            Fidelity VIP II Index 500
Janus Aspen Series Flexible Income Portfolio         Janus Aspen Series Flexible Income Portfolio
Janus Aspen Series Worldwide Growth Portfolio        Janus Aspen Series Worldwide Growth Portfolio
PBHG Insurance Series Growth II                      PBHG Insurance Series Growth II
PBHG Insurance Series Technology                     PBHG Insurance Series Technology
         and Communication                                   and Communication
SAFECO Resource Series Trust Equity Portfolio        SAFECO Resource Series Trust Equity Portfolio
SAFECO Resource Series Trust Growth Portfolio        SAFECO Resource Series Trust Growth Portfolio
T. Rowe Price Equity-Income Portfolio                T. Rowe Price Equity-Income Portfolio



12518br.adm

                                    AMENDMENT
                                     TO THE
                               AUL AMERICAN SERIES
                    DCP MULTIPLE-FUND GROUP VARIABLE ANNUITY
                    CONTRACT NUMBER GA XX,XXX (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO
                                  ABC HOSPITAL
                              (THE CONTRACTHOLDER)

   The Effective Date of this Amendment is the date that it is signed by AUL.

AUL and the Contractholder hereby agree, by signing below, that the Contract is hereby amended by deleting Schedule A and by substituting the following Schedule A in lieu thereof:

                                   SCHEDULE A

The following Investment Accounts are made available to the Contractholder by AUL. Amounts allocated to any Investment Account identified below shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed below.


Investment Account                                   Mutual Fund or Mutual Fund Portfolio
------------------                                   ------------------------------------


AUL American Bond                                    AUL American Bond
AUL American Equity                                  AUL American Equity
AUL American Managed                                 AUL American Managed
AUL American Money Market                            AUL American Money Market
AUL American Tactical Asset Allocation Portfolio     AUL American Tactical Asset Allocation Portfolio
Alger American Growth                                Alger American Growth
Calvert Capital Accumulation                         Calvert Capital Accumulation
Fidelity VIP Equity-Income                           Fidelity VIP Equity-Income
Fidelity VIP Growth                                  Fidelity VIP Growth
Fidelity VIP High Income                             Fidelity VIP High Income
Fidelity VIP Overseas                                Fidelity VIP Overseas
Fidelity VIP II Asset Manager                        Fidelity VIP II Asset Manager
Fidelity VIP II Contrafund                           Fidelity VIP II Contrafund
Fidelity VIP II Index 500                            Fidelity VIP II Index 500
Janus Aspen Series Flexible Income Portfolio         Janus Aspen Series Flexible Income Portfolio
Janus Aspen Series Worldwide Growth Portfolio        Janus Aspen Series Worldwide Growth Portfolio
PBHG Insurance Series Growth II                      PBHG Insurance Series Growth II
PBHG Insurance Series Technology                     PBHG Insurance Series Technology
         and Communication                               and Communication
SAFECO Resource Series Trust Equity Portfolio        SAFECO Resource Series Trust Equity Portfolio
SAFECO Resource Series Trust Growth Portfolio        SAFECO Resource Series Trust Growth Portfolio
T. Rowe Price Equity-Income Portfolio                T. Rowe Price Equity-Income Portfolio

CONTRACTHOLDER                             AUL



By ___________________________________     By_________________________________


Title ________________________________     Title______________________________


Date _________________________________     Date_______________________________

P-12518.A

                                    AMENDMENT
                                     TO THE
                               AUL AMERICAN SERIES
                    DCP MULTIPLE-FUND GROUP VARIABLE ANNUITY
                    CONTRACT NUMBER GA XX,XXX (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO
                        ABC COMPANY (THE CONTRACTHOLDER)

                    The Effective Date of this Amendment is.


AUL and the Contractholder hereby agree, by signing below, that the Contract is hereby amended as follows:

By deleting the last paragraph on the face page and by substituting the following last paragraph in lieu thereof:

ACCUMULATION UNITS IN ANY INVESTMENT ACCOUNT FOR WHICH THIS CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING ASSETS IN THE CORRESPONDING MUTUAL FUND OR MUTUAL FUND PORTFOLIO IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. ARTICLE 5 OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

By deleting the corresponding Sections or Subsections of the Contract and by substituting the following Sections or Subsections in lieu thereof, and by making any required corresponding changes in the Table of Contents of the
Contract:

1.4 "Contract Anniversary" means the first day of the second Contract Year and each subsequent Contract Year. Each Contract Anniversary after the First Contract Anniversary shall be the same day of the same month as the day and month which is stated on the face page of this contract for the First Contract Anniversary.

By deleting the first sentence of Section 1.7 and by substituting the following first sentence in lieu thereof:

1.7 "Contributions" means amounts paid to AUL by the Contractholder pursuant to the Plan, including amounts transferred to this contract from another AUL group annuity contract, which are credited to a Participant Account maintained hereunder.

1.12 "Investment Account" means each subaccount of the Variable Account which is maintained by AUL and made available to the Contractholder by AUL and identified in Schedule A of the contract. Schedule A of the contract may be amended by AUL from time to time as described in Section 3.3. Amounts allocated to any Investment Account identified in Schedule A of the contract shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed in the current prospectus for the Variable Account.

 p-12518(NBR).II

1.15 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open-end management investment company made available by AUL, as listed in Schedule A.

1.19 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.23 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.1 or 4.7, as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

            During                             Withdrawal Charge
    Participant Account Years                      Percentage

             1 - 5                                      8%
             6 - 10                                     4%
            Thereafter                                  0%

     However, for any Participant who also participates in AUL Series III group annuity contract GA XX,XXX, the initial Withdrawal Charge percentage under this contract shall be equal to the Withdrawal Charge percentage applicable to the Participant under the AUL Series I group annuity contract from which funds have been transferred to such Series III contract, determined by AUL immediately prior to the date of such transfer, rounded down to the next whole Withdrawal Charge percentage if the Withdrawal Charge percentage under such Series I contract is a fractional Withdrawal Charge percentage. However, the Withdrawal Charge percentage under this paragraph shall never be greater than 8%. The Withdrawal Charge percentage shall be decreased by 1% for each subsequent Participant Account Year until the Withdrawal Charge percentage equals 4%. (However, if the applicable Series I contract Withdrawal Charge percentage is less than 4%, it shall be rounded up to 4% in this contract.) This 4% Withdrawal Charge percentage shall be in effect during the next 6 consecutive Participant Account Years. Thereafter, the Withdrawal Charge percentage shall be reduced to 0%.

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.2  How Contributions are Handled:

     (a) Contributions received at the Home Office shall be credited to the appropriate subaccounts of each of the Participant Accounts as directed by the Contractholder in written allocation instructions.

 p-12518(NBR).II

     (b) (1) The initial Contribution for a Participant shall be credited and allocated to the Participant Account no later than the close of business on the second business day of AUL after the later of
               (1) the business day that AUL receives the initial Contribution at its Home Office, or (2) the business day that AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of the initial Contribution for the Participant, and Investment Option election instructions regarding the initial Contribution.

          (2) If the data required to establish a Participant Account and instructions regarding the amount of a Contribution for the Participant are not received by AUL at its Home Office within 5 business days after AUL first receives that Contribution, AUL shall return that Contribution to the Contractholder unless the Contractholder consents to AUL retaining that Contribution until the earlier of (i) the date AUL receives such data and instructions and, therefore, can properly allocate that Contribution to the Participant Account or (ii) 25 days from the date that Contribution is received by AUL.

          (3)  If  the  data  required  to  establish  a  Participant   Account,
               including any annuity enrollment form required by AUL, and instructions regarding the amount of a Contribution for the Participant are received, but an Investment Option election for that Participant is not received, by AUL at its Home Office as of the date AUL receives that Contribution, AUL shall allocate that Contribution to the Investment Option election identified in the Participant's annuity enrollment form, which is generally the AUL American Money Market Investment Account. If AUL subsequently receives the data required to establish the Participant Account, instructions regarding the amount of the Contribution for the Participant, and an Investment Option election, AUL shall then transfer such amounts credited to the AUL American Money Market Investment Account or other Investment Option identified in the Participant's annuity enrollment form, plus gains or minus losses thereon, to another Investment Option, if such election so directs.

     (c) Contributions for a Participant subsequent to the initial Contribution shall be credited and allocated to the Participant Account as of the close of business on the later of (1) the Valuation Period in which AUL receives that Contribution at its Home Office or (2) the Valuation Period in which AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of that Contribution for the Participant, and Investment Option election instructions.

     (d) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected in a form acceptable to AUL by the Contractholder or by that person designated to AUL by the Contractholder. If no investment allocation instruction is made with respect to any Participant Account, AUL shall process such credits in accordance with the investment allocation instruction applicable to the immediately preceding Contribution. The Contractholder or such designated person may change an investment allocation instruction with respect to future allocations to the applicable Participant Account by giving new investment allocation instructions to AUL at its Home Office in a form acceptable to AUL.

3.3  Addition, Deletion, or Substitution of Investments:

     (a) AUL reserves the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any

  p-12518(NBR).II

          Investment Account may purchase. AUL reserves the right to eliminate the shares of any of the eligible Mutual Funds or Mutual Fund
          Portfolios and to substitute shares of, or interests in, another Portfolio of the AUL American Series Fund, Inc., another open-end, registered investment company, or another investment vehicle, for shares already purchased or to be purchased in the future under the contract, if the shares of any or all eligible Mutual Funds or Mutual Fund Portfolios are no longer available for investment or if further investment in any or all eligible Mutual Fund or Mutual Fund
          Portfolios becomes inappropriate in view of the purposes of the Variable Account or the contract. Where required under applicable law, AUL will not substitute any shares attributable to the Contract-holder's interest in the Variable Account or any Investment Account without notice, Contractholder or Participant approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of other contractholders or as permitted by federal law.

     (b) AUL reserves the right to establish additional Investment Accounts, each of which would invest in the corresponding Mutual Fund or Mutual Fund Portfolio listed in the current prospectus for the Variable Account, or in other securities or investment vehicles. AUL reserves the right to eliminate or combine existing Investment Accounts if marketing, tax, or investment conditions so warrant. AUL also reserves the right to provide other Investment Options under this contract at any time. Subject to any required regulatory approvals, AUL reserves the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

     (c) In the event of any such substitution or change, AUL may, by appropriate amendment, make such changes in this contract as may be necessary or appropriate to reflect such substitution or change. If deemed by AUL to be in the best interests of persons or entities having voting rights under this contract, the Variable Account may be operated as a management investment company under The Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under The Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. AUL may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, AUL also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

3.4  Transfers:

     (a) Subject to the limitations of Section 3.5, the Contractholder, or that person designated to AUL by the Contractholder, may direct AUL, in a form acceptable to AUL, to transfer the amounts credited to an Investment Option to any other Investment Option during the Accumulation Period. Any transfer from an Investment Account shall be effective as of the close of business on the Valuation Date that AUL receives such transfer direction.

  p-12518(NBR).II

3.5  Limitations on Transfers:

     (a) The minimum transfer from the Participant Account's share of any Investment Option is the lesser of $500 or the Participant Account's entire share of that Investment Option. However, if that transfer reduces the Participant Account's remaining share of that Investment Option to less than $500, the entire remaining share shall also be transferred.

     (b) Amounts transferred from the Fixed Interest Account on behalf of a Participant during any Contract Year shall not exceed 20% of the Participant Account's share of the Fixed Interest Account determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for transfer. Notwithstanding the previous sentence, if the Participant Account's share of the Fixed Interest Account is less than $2,500 determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for transfer, the amount transferrable from the Fixed Interest Account for that Contract Year is the lesser of $500 or the Participant Account's entire share of the Fixed Interest Account. And if that transfer reduces the Participant Account's remaining share of the Fixed Interest Account to less than $500, the entire remaining share shall also be transferred.

4.1 Election of Annuity Options: At the written request of the Contractholder, at any time prior to termination of the contract pursuant to the provisions of Article 8, AUL shall apply all or a portion of the Account Value (subject to Section 6.5) of a Participant Account to provide a fixed payment annuity under the Plan. Upon receipt of a request for an annuity, AUL is hereby authorized by the Contractholder to value and transfer the Participant Account's share of the Variable Account to the Fixed Interest Account as of the date provided in Section 4.8(e). Such transferred amounts shall be held in the Fixed Interest Account until such time as such amounts are used to provide an annuity under the Plan. The Contractholder request shall include certification as to the purpose for the annuity and the election of one of the annuity options listed in Section 4.2. The amount of any annuity shall be computed from the Table of Immediate Annuities then included in this contract, except as provided under Section 4.4.

4.7 Death Benefits: At any time prior to termination of the contract pursuant to the provisions of Article 8, the Contractholder may direct AUL to pay death benefits as provided by the Plan (other than Plan termination benefits), subject to the provisions of Subsections 4.8(b) through (g). Upon receipt at AUL's Home Office of such written instructions from the Contractholder and of due proof of the Participant's (and, if applicable, the beneficiary's) death during the Accumulation Period, AUL shall, as directed by the Contractholder, withdraw all or a portion of the Account Value (subject to Section 6.5) of a Participant Account to provide an annuity pursuant to Section 4.1 or to make a cash lump- sum payment to the Contractholder or to whomever the Contractholder directs.

4.8  Withdrawal Benefits:

     (a) Subject to the following provisions of this Section, at any time prior to termination of the contract pursuant to the provisions of Article 8, the Contractholder may direct AUL to make a cash payment from a Participant Account to the Contractholder or to whomever the Contractholder directs for the purpose of providing Plan benefits permitted under applicable law (other than Plan termination benefits or death benefits provided in Section 4.7). Such Plan benefits may include benefits for retirement, disability, termination of employment, unforeseen emergencies, or required minimum distribution benefits pursuant to Internal Revenue Code Section 401(a)(9) and Regulations issued thereunder. If it is necessary to withdraw the entire Account Value of a Participant Account to make such payment, the amount paid shall equal the Withdrawal Value, minus any Section
          6.5 charges. If it is not necessary to withdraw the entire Account Value to make such payment, AUL shall reduce the Account Value of the Participant Account by an amount sufficient to make the cash payment requested and to cover the Withdrawal Charge and any Section 6.5 charges.

          Notwithstanding the previous paragraph, in the first Contract Year in which a Participant Account is established, the Contractholder may withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract Year, without application of the Withdrawal Charge. In the next succeeding Contract Year, the Contractholder may also withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the Contract Anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract Year, without application of the Withdrawal Charge. In any subsequent Contract Year, the Contractholder may withdraw from that Participant Account up to 10% of the Account Value of that Participant Account (determined as of the Contract Anniversary immediately preceding the request for the withdrawal) without application of the Withdrawal Charge.

     (b) Any benefit request submitted by the Contractholder shall include certification as to the purpose of the request for payment. The Contractholder assumes full responsibility for determining whether any benefit payment is permitted under applicable law and under the terms of the Plan. AUL may rely solely upon the representations of the Contractholder made in the benefit request.

     (c) Withdrawals from a Participant Account's share of any Investment Option may not be made in an amount less than the smaller of $500 or the Participant Account's entire share of the Investment Option. If a withdrawal reduces the Participant Account's share of an Investment Option to less than $500, such remaining share shall also be withdrawn.

     (d) Withdrawals from a Participant Account's share of the Fixed Interest Account shall be made on a first-in/first-out basis so that all or a portion of the amounts credited to the Participant Account's share of the Fixed Interest Account which have been on deposit for the longest period of time, as well as the interest credited thereon, shall be withdrawn first.

     (e) A withdrawal request shall be effective, and the Account Value to be applied pursuant to Sections 4.1, 4.7, or 4.8 shall be determined, as of the close of business on the Valuation Date that AUL receives a proper withdrawal request (or, for death benefit requests, due proof of death, if received later), in a form acceptable to AUL, at its Home Office.

     (f) AUL shall pay any cash lump sum to the Contractholder or to whomever the Contractholder directs within 7 days from the appropriate Valuation Date as determined in Subsection (e) above, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer the payment of amounts withdrawn from the Fixed Interest Account for a period of up to 6 months after AUL receives the withdrawal request at its Home Office.

     (g) No withdrawals shall be permitted prior to the termination of this contract except as provided in Sections 4.1, 4.7, and this Section 4.8.

5.1 Valuation of Mutual Fund or Mutual Fund Portfolio Assets: All assets of each Mutual Fund or Mutual Fund Portfolio shall be valued as provided in the prospectus for the applicable Mutual Fund or Mutual Fund Portfolio as such prospectus may be amended or supplemented from time to time.

5.2 Accumulation Units: Any amounts allocated to any Investment Account on behalf of a Participant shall be credited to his Participant Account in the form of Accumulation Units on the basis of the value of such units in that Investment Account as of the later of (1) the end of the Valuation Period on which such amounts are received by AUL at its Home Office or (2) the end of the Valuation Period on which the data required to establish the Participant Account and allocate such amounts to the Participant Account and to Investment Options are received by AUL at its Home Office. However, if the initial Contribution for a Participant is allocated pursuant to
     Section 3.2(b)(1) on the next succeeding Valuation Period, the unit value as of the end of that Valuation Period shall be used. Such crediting shall be made separately for amounts allocated to each Investment Account. The number of Accumulation Units in each Investment Account credited to each Participant Account as of any Valuation Period shall be determined by dividing the amounts allocated to that Investment Account for that Participant Account as of such Valuation Period by the dollar value of one Accumulation Unit in that Investment Account as of the close of business on the applicable Valuation Period. The number of Accumulation Units thus determined shall not be changed by any subsequent change in the dollar value of the Accumulation Units.

5.3 Value of Accumulation Units: The value of an Accumulation Unit in the AUL American Equity, Bond, Money Market, and Managed Investment Accounts was established at $1.00 as of April 12, 1990. The value of an Accumulation Unit in any other Investment Account available under this contract shall be established at $1.00 as of the date of the first deposit to such Investment Account. The value of an Accumulation Unit in each Investment Account as of any Valuation Period thereafter is equal to the dollar value of one
     Accumulation Unit in that Investment Account as of the immediately preceding Valuation Period multiplied by the Net Investment Factor, as defined in Section 5.4, for that Investment Account for the current Valuation Period. The value of an Accumulation Unit for each Investment Account shall be determined for each Valuation Period before giving effect to any additions, withdrawals, or transfers. After such determination, the additions, withdrawals, or transfers which are effective as of that day shall then be made.

5.4 Determining the Net Investment Factor: The Net Investment Factor for each Investment Account for any Valuation Period is determined by dividing (a) by (b), and then subtracting (c) from that result, where:

     (a)  is equal to:

          (1) the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or other distribution, if any, paid by the Mutual Fund or Mutual Fund Portfolio during the current Valuation Period, plus or minus

 p-12518(NBR).II

          (3) any credit or charge for any taxes paid or reserved for by AUL during the current Valuation Period which are determined by AUL to be attributable to operation of the Investment Account;

     (b) is the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the immediately preceding Valuation Period; and

     (c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks, as authorized by Section 6.1.

6.1 Mortality Risk and Expense Risk Charges: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor as provided in Section 5.4(c).

6.2 Mutual Fund or Mutual Fund Portfolio Expenses: A Mutual Fund or Mutual Fund Portfolio shall pay any investment advisory fee and certain other expenses, which may include its ordinary operational and organizational expenses, and any extraordinary expenses, as described in the current prospectus for that Mutual Fund or Mutual Fund Portfolio as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Mutual Fund or Mutual Fund Portfolio share reflects such investment advisory fee and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

6.3 Administrative Charge: AUL shall deduct an administrative charge per Contract Quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each Contract Quarter from each Participant Account in existence on such day for as long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under this contract by that Participant Account. If the entire balance of a Participant Account is applied or withdrawn before the last day of the Contract Quarter pursuant to Sections 4.1, 4.7, 4.8, 8.2, or 8.4, the administrative charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which such application or withdrawal of funds is made shall not be deducted from the amount applied or withdrawn.

6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Sections 4.1 and
     4.7 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in Section
     6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the AUL American Series Fund, Inc.

                             (Corporate stand-alone)
  p-12518(NBR).II

          (3) any credit or charge for any taxes paid or reserved for by AUL during the current Valuation Period which are determined by AUL to be attributable to operation of the Investment Account;

     (b) is the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the immediately preceding Valuation Period; and

     (c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks, as authorized by Section 6.1.

6.1 Mortality Risk and Expense Risk Charges: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor as provided in Section 5.4(c).

6.2 Mutual Fund or Mutual Fund Portfolio Expenses: A Mutual Fund or Mutual Fund Portfolio shall pay any investment advisory fee and certain other expenses, which may include its ordinary operational and organizational expenses, and any extraordinary expenses, as described in the current prospectus for that Mutual Fund or Mutual Fund Portfolio as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Mutual Fund or Mutual Fund Portfolio share reflects such investment advisory fee and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

6.3 Administrative Charge: AUL shall deduct an administrative charge per Contract Quarter equal to the lesser of $3.00 or 0.5% of the Account Value on the last day of each Contract Quarter from each Participant Account in existence on such day for as long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under this contract by that Participant Account. If the entire balance of a Participant Account is applied or withdrawn before the last day of the Contract Quarter pursuant to Sections 4.1, 4.7, 4.8, 8.2, or 8.4, the administrative charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which such application or withdrawal of funds is made shall not be deducted from the amount applied or withdrawn.

6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Sections 4.1 and
     4.7 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in Section
     6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the AUL American Series Fund, Inc.

                                (G&W stand-alone)


 p-12518(NBR).II

          (3) any credit or charge for any taxes paid or reserved for by AUL during the current Valuation Period which are determined by AUL to be attributable to operation of the Investment Account;

     (b) is the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the immediately preceding Valuation Period; and

     (c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks, as authorized by Section 6.1.

6.1 Mortality Risk and Expense Risk Charges: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor as provided in Section 5.4(c).

6.2 Mutual Fund or Mutual Fund Portfolio Expenses: A Mutual Fund or Mutual Fund Portfolio shall pay any investment advisory fee and certain other expenses, which may include its ordinary operational and organizational expenses, and any extraordinary expenses, as described in the current prospectus for that Mutual Fund or Mutual Fund Portfolio as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Mutual Fund or Mutual Fund Portfolio share reflects such investment advisory fee and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

     By adding the following first paragraph to Section 6.3:

6.3  Administrative Charge:

     AUL  hereby  waives  the  administrative charge described hereafter in this
     Section 6.3.

6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Sections 4.1 and
     4.7 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in Section
     6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the AUL American Series Fund, Inc.

     By adding the following first paragraph to Section 7.3:

7.3  Right of AUL to Change Charges:

     Because the administrative charge described in Section 6.3 has been waived by AUL, the maximum administrative charge discussed hereafter in this
     Section 7.3 shall be $0.00.

                              (Corporate companion)
                                 (G&W companion)

 p-12518(NBR).II

8.1 Right of Contractholder to Terminate: This contract shall terminate if the Contractholder gives written notice to AUL that this contract is to be terminated. In such event, the termination notice shall be effective as of the close of business on the Valuation Date that AUL receives a proper written Contractholder notice at its Home Office. This date shall be the effective date of termination. This contract shall also terminate automatically as of the date that there are no Participant Accounts maintained hereunder.

9.2 AUL's Annual Statement: No provision or condition of this contract shall be deemed to control, determine, or modify any annual statement of AUL made to any insurance department, contractholder, regulatory body, or other person, nor shall anything in such annual statement be deemed to control, determine, or modify the valuation provided for in this contract, nor the values determined, nor the market, book, or other value of any asset in any Investment Account or Mutual Fund or Mutual Fund Portfolio, nor any of the other provisions and conditions of this contract.

9.8 Election, Notice, or Direction Requirements: Wherever in this contract reference is made to the Contractholder making a request or giving notice or direction, such request, notice, or direction must be in writing, or in a form otherwise acceptable to AUL, and must be submitted to and received by AUL at its Home Office before becoming effective.

9.15 Voting:

     (a) AUL is the legal owner of the shares of a Mutual Fund or Mutual Fund Portfolio held by the Investment Accounts of the Variable Account. AUL shall exercise voting rights attributable to the shares of each Mutual Fund or Mutual Fund Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of a Mutual Fund on matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of a Mutual Fund or Mutual Fund Portfolio in its own right, it may elect to do so. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Mutual Fund or Mutual Fund Portfolio offers its shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for contracts and Participant Accounts participating in the Investment Account.

     (b) The person having the voting interest under this contract is the Contractholder. Unless otherwise required by applicable law, the number of Mutual Fund or Mutual Fund Portfolio shares as to which voting instructions may be given to AUL is determined by dividing the value of all of the Accumulation Units of the corresponding Investment Account attributable to this contract on a particular date by the net asset value per share of that Mutual Fund or Mutual Fund Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the applicable Mutual Fund or Mutual Fund Portfolio for determining shareholders eligible to vote at the meeting of that Mutual Fund. If required by the Securities and Exchange Commission,


 p-12518(NBR).II

          AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of a Mutual Fund or Mutual Fund Portfolio.

     (c) Voting rights attributable to this contract for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all contracts and Participant Accounts participating in that Investment Account.

     (d) Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Contractholders, Participants, or others to instruct the voting of Mutual Fund or Mutual Fund Portfolio shares.

     (e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or a Mutual Fund or Mutual Fund Portfolio as may be required by applicable federal law.


                                      AMERICAN UNITED LIFE INSURANCE COMPANY
                                      By: /s/ Jerry D. Semler
                                      Chairman of the Board,
                                      President, & Chief Executive Officer

                                      Attest
                                      By: /s/ William R. Brown
                                      Secretary


                                      CONTRACTHOLDER

                                      By ___________________________________


                                      Title_________________________________


                                      Date _________________________________



  p-12518(NBR).II

                                   SCHEDULE A


The following Investment Accounts are made available to the Contractholder by AUL. Amounts allocated to any Investment Account identified below shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed below.


Investment Account                                   Mutual Fund or Mutual Fund Portfolio
------------------                                   ------------------------------------


AUL American Bond                                    AUL American Bond
AUL American Equity                                  AUL American Equity
AUL American Managed                                 AUL American Managed
AUL American Money Market                            AUL American Money Market
AUL American Tactical Asset Allocation Portfolio     AUL American Tactical Asset Allocation Portfolio
Alger American Growth                                Alger American Growth
Calvert Social Mid-Cap Growth                        Calvert Social Mid-Cap Growth
Fidelity VIP Equity-Income                           Fidelity VIP Equity-Income
Fidelity VIP Growth                                  Fidelity VIP Growth
Fidelity VIP High Income                             Fidelity VIP High Income
Fidelity VIP Overseas                                Fidelity VIP Overseas
Fidelity VIP II Asset Manager                        Fidelity VIP II Asset Manager
Fidelity VIP II Contrafund                           Fidelity VIP II Contrafund
Fidelity VIP II Index 500                            Fidelity VIP II Index 500
Janus Aspen Series Flexible Income Portfolio         Janus Aspen Series Flexible Income Portfolio
Janus Aspen Series Worldwide Growth Portfolio        Janus Aspen Series Worldwide Growth Portfolio
PBHG Insurance Series Growth II                      PBHG Insurance Series Growth II
PBHG Insurance Series Technology                     PBHG Insurance Series Technology
     and Communication                                    and Communication
SAFECO Resource Series Trust Equity Portfolio        SAFECO Resource Series Trust Equity Portfolio
SAFECO Resource Series Trust Growth Portfolio        SAFECO Resource Series Trust Growth Portfolio
T. Rowe Price Equity-Income Portfolio                T. Rowe Price Equity-Income Portfolio


 p-12518(NBR).II

                                    AMENDMENT
                                     TO THE
                               AUL AMERICAN SERIES
                    DCP MULTIPLE-FUND GROUP VARIABLE ANNUITY
                    CONTRACT NUMBER GA XX,XXX (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO
                                  ABC HOSPITAL
                              (THE CONTRACTHOLDER)

            The Effective Date of this Amendment is January 1, 1994.

AUL and the Contractholder hereby agree, by signing below, that the Contract is hereby amended as follows:

By deleting the last paragraph on the face page and by substituting the following last paragraph in lieu thereof:

ACCUMULATION UNITS IN ANY INVESTMENT ACCOUNT FOR WHICH THIS CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING ASSETS IN THE CORRESPONDING MUTUAL FUND OR MUTUAL FUND PORTFOLIO IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. ARTICLE 5 OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

By deleting the corresponding Sections or Subsections of the Contract and by substituting the following Sections or Subsections in lieu thereof, and by making any required corresponding changes in the Table of Contents of the
Contract:

1.4 "Contract Anniversary" means the first day of the second Contract Year and each subsequent Contract Year. Each Contract Anniversary after the First Contract Anniversary shall be the same day of the same month as the day and month which is stated on the face page of this contract for the First Contract Anniversary.

By deleting the first sentence of Section 1.7 and by substituting the following first sentence in lieu thereof:

1.7 "Contributions" means amounts paid to AUL by the Contractholder pursuant to the Plan, including amounts transferred to this contract from another AUL group annuity contract, which are credited to a Participant Account maintained hereunder.

1.12 "Investment Account" means each subaccount of the Variable Account which is maintained by AUL and made available to the Contractholder by AUL and identified in Schedule A of the contract. Schedule A of the contract may be amended by AUL from time to time as described in Section 3.3. Amounts allocated to any Investment Account identified in Schedule A of the contract shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed in the current prospectus for the Variable Account.


P-12518(BR).II.1

1.15 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open-end management investment company made available by AUL, as listed in Schedule A.

1.19 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.23 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.7, as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

              During                                 Withdrawal Charge
     Participant Account Years                          Percentage
               1-5                                         8%
               6-10                                        4%
            Thereafter                                     0%

     However, for any Participant who also participates in AUL Series III group annuity contract GA XX,XXX, the initial Withdrawal Charge percentage under this contract shall be equal to the Withdrawal Charge percentage applicable to the Participant under the AUL Series I group annuity contract from which funds have been transferred to such Series III contract, determined by AUL immediately prior to the date of such transfer, rounded down to the next whole Withdrawal Charge percentage if the Withdrawal Charge percentage under such Series I contract is a fractional Withdrawal Charge percentage. However, the Withdrawal Charge percentage under this paragraph shall never be greater than 8%. The Withdrawal Charge percentage shall be decreased by 1% for each subsequent Participant Account Year until the Withdrawal Charge percentage equals 4%. (However, if the applicable Series I contract Withdrawal Charge percentage is less than 4%, it shall be rounded up to 4% in this contract.) This 4% Withdrawal Charge percentage shall be in effect during the next 6 consecutive Participant Account Years. Thereafter, the Withdrawal Charge percentage shall be reduced to 0%.

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.2  How Contributions are Handled:

     (a) Contributions received at the Home Office shall be credited to the appropriate subaccounts of each of the Participant Accounts as directed by the Contractholder in written allocation instructions.


                              (Old Contract DCP I)

P-12518(BR).II.2

1.15 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open-end management investment company made available by AUL, as listed in Schedule A.

1.19 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.23 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.7, as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

              During                                 Withdrawal Charge
     Participant Account Years                          Percentage

               1-5                                         8%
               6-10                                        4%
            Thereafter                                     0%

     However, for any Participant who also participates in companion AUL Series III group annuity contract GA XX,XXX, the initial Withdrawal Charge percentage under this contract shall be equal to the Withdrawal Charge percentage applicable to the Participant under the previous AUL Series III group annuity contract (with a Series I Withdrawal Charge schedule) from which funds have been transferred to such companion Series III contract, determined by AUL immediately prior to the date of such transfer, rounded down to the next whole Withdrawal Charge percentage if the With-drawal Charge percentage under such previous Series III contract is a fractional Withdrawal Charge percentage. However, the Withdrawal Charge percentage under this paragraph shall never be greater than 8%. The With-drawal Charge percentage shall be decreased by 1% for each subsequent Participant Account Year until the Withdrawal Charge percentage equals 4%. (However, if the applicable Withdrawal Charge percentage in such previous Series III contract is less than 4%, it shall be rounded up to 4% in this contract.) This 4% Withdrawal Charge percentage shall be in effect during the next 6 consecutive Participant Account Years. Thereafter, the With-drawal Charge percentage shall be reduced to 0%.

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.2  How Contributions are Handled:

     (a) Contributions received at the Home Office shall be credited to the appropriate subaccounts of each of the Participant Accounts as directed by the Contractholder in written allocation instructions.

                         (original DCP III -- Series I)

P-12518(BR).II.2

1.15 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open-end management investment company made available by AUL, as listed in Schedule A.

1.19 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.23 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.7, as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

             During                                 Withdrawal Charge
     Participant Account Years                          Percentage

               1-5                                         8%
               6-10                                        4%
            Thereafter                                     0%

     However, for any Participant who also participates in the companion AUL Series III group annuity contract GA XX,XXX, the initial Withdrawal Charge percentage under this contract shall be equal to the Withdrawal Charge percentage applicable to the Participant under the previous AUL Series III group annuity contract from which funds have been transferred to such Series III companion contract, determined by AUL immediately prior to the date of such transfer, rounded down to 8% if the Withdrawal Charge percentage under such previous Series III contract is greater than 8%. If the Withdrawal Charge percentage is rounded down from 10% to 8%, the 8% Withdrawal Charge percentage shall be in effect through that Participant Account Year and through the next 2 succeeding Participant Account Years. If the Withdrawal Charge percentage is rounded down from 9% to 8%, the 8% Withdrawal Charge percentage shall be in effect through that Participant Account Year and through the next succeeding Participant Account Year. Thereafter, the Withdrawal Charge percentage shall be decreased by 1% for each subsequent Participant Account Year until the Withdrawal Charge percentage equals 0%.

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.2  How Contributions are Handled:

     (a) Contributions received at the Home Office shall be credited to the appropriate subaccounts of each of the Participant Accounts as directed by the Contractholder in written allocation instructions.

                    (original contract DCP III -- Series III)


P-12518(BR).II.2

1.15 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open- end management investment company made available by AUL, as listed in Schedule A.

1.19 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.23 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.7, as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

             During                                 Withdrawal Charge
     Participant Account Years                          Percentage

               1-5                                         8%
               6-10                                        4%
            Thereafter                                     0%

     However, for any Participant who also participates in AUL GRA VIII (BR) group annuity contract GA XX,XXX, and for whom funds have been transferred to such GRA VIII (BR) contract from an AUL GRA VI (with a Series I With-drawal Charge schedule) group annuity contract, the initial Withdrawal
     Charge percentage under this contract shall be equal to the Withdrawal Charge percentage applicable to the Participant under such GRA VI contract, determined by AUL immediately prior to the date of such transfer, rounded down to the next whole Withdrawal Charge percentage if the With-drawal Charge percentage under such GRA VI contract is a fractional With-drawal Charge percentage. However, the Withdrawal Charge percentage under this paragraph shall never be greater than 8%. The Withdrawal Charge percentage shall be decreased by 1% for each subsequent Participant Account Year until the Withdrawal Charge percentage equals 4%. (However, if the applicable Withdrawal Charge percentage in such GRA VI contract is less than 4%, it shall be rounded up to 4% in this contract.) This 4% With-drawal Charge percentage shall be in effect during the next 6 consecutive Participant Account Years. Thereafter, the Withdrawal Charge percentage shall be reduced to 0%.

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.2  How Contributions are Handled:

     (a) Contributions received at the Home Office shall be credited to the appropriate subaccounts of each of the Participant Accounts as directed by the Contractholder in written allocation instructions.

(no previous DCP -- match with GRA VIII BR where transfer from previous GRA VI, Series I)

P-12518(BR).II.2

1.15 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open- end management investment company made available by AUL, as listed in Schedule A.

1.19 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.23 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.7, as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

             During                                 Withdrawal Charge
     Participant Account Years                          Percentage

              1-5                                         8%
              6-10                                        4%
          Thereafter                                      0%

     However, for any Participant who also participates in AUL GRA VIII (BR) group annuity contract GA XX,XXX, and for whom funds have been transferred to such GRA VIII (BR) contract from an AUL GRA VI (with a Series III Withdrawal Charge schedule) group annuity contract, the initial Withdrawal Charge percentage under this contract shall be equal to the Withdrawal Charge percentage applicable to the Participant under such GRA VI contract, determined by AUL immediately prior to the date of such transfer, rounded down to 8% if the Withdrawal Charge percentage under such previous GRA VI contract is greater than 8%. If the Withdrawal Charge percentage is rounded down from 10% to 8%, the 8% Withdrawal Charge percentage shall be in effect through that Participant Account Year and through the next 2 succeeding Participant Account Years. If the Withdrawal Charge percentage is rounded down from 9% to 8%, the 8% Withdrawal Charge percentage shall be in effect through that Participant Account Year and through the next succeeding
     Participant Account Year. Thereafter, the Withdrawal Charge percentage shall be decreased by 1% for each subsequent Participant Account Year until the Withdrawal Charge percentage equals 0%.

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.2  How Contributions are Handled:

     (a) Contributions received at the Home Office shall be credited to the appropriate subaccounts of each of the Participant Accounts as directed by the Contractholder in written allocation instructions.

(no previous DCP -- match with GRA VIII BR where transfer from previous GRA VI, Series III)


P-12518(BR).II.2

1.15 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open- end management investment company made available by AUL, as listed in Schedule A.

1.19 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.23 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.7, as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

            During                                 Withdrawal Charge
     Participant Account Years                          Percentage

             1-5                                         8%
             6-10                                        4%
           Thereafter                                    0%

     However, for any Participant who also participates in AUL GRA VIII (BR) group annuity contract GA XX,XXX, and for whom funds have been transferred to such GRA VIII (BR) contract from an AUL GRA I group annuity contract, the initial Withdrawal Charge percentage under this contract shall be equal to the Withdrawal Charge percentage applicable to the Participant under such GRA I contract, determined by AUL immediately prior to the date of such transfer, rounded down to the next whole Withdrawal Charge percentage if the Withdrawal Charge percentage under such GRA I contract is a fractional Withdrawal Charge percentage. However, the Withdrawal Charge percentage under this paragraph shall never be greater than 8%. The With-drawal Charge percentage shall be decreased by 1% for each subsequent Participant Account Year until the Withdrawal Charge percentage equals 4%. (However, if the applicable Withdrawal Charge percentage in such GRA I contract is less than 4%, it shall be rounded up to 4% in this contract.)
      This 4% Withdrawal Charge percentage shall be in effect during the next 6 consecutive Participant Account Years. Thereafter, the Withdrawal Charge percentage shall be reduced to 0%.

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.2  How Contributions are Handled:

     (a) Contributions received at the Home Office shall be credited to the appropriate subaccounts of each of the Participant Accounts as directed by the Contractholder in written allocation instructions.

 (no previous DCP -- match with GRA VIII BR where transfer from previous GRA I)

P-12518(BR).II.2

     (b) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected in a form acceptable to AUL by the Contractholder or by that person designated to AUL by the Contractholder. If no Investment Option election is made with respect to a particular Contribution to any Participant Account, AUL shall process such credits in accordance with the Investment Option election applicable to the immediately preceding Contribution. The Contractholder or such designated person may change an Investment Option election with respect to future allocations to the applicable Participant Account by giving new Investment Option elections to AUL at its Home Office in a form acceptable to AUL.

     (c) The initial Contribution for a Participant shall be allocated to the Participant Account no later than the close of business on the second business day of AUL after the later of (1) the business day that AUL receives the initial Contribution at its Home Office, or (2) the business day that AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of the initial Contribution for the Participant, and Investment Option elections regarding the initial Contribution.

     (d)  If  the  data  required  to  establish  a   Participant   Account  and
          instructions regarding the amount of a Contribution for the Participant are not received by AUL at its Home Office within 5 business days after AUL first receives that Contribution, AUL shall return that Contribution to the Contractholder unless the Contractholder consents to AUL retaining that Contribution until the earlier of (i) the date AUL receives such data and instructions and, therefore, can properly allocate that Contribution to the Participant Account or (ii) 25 days from the date that Contribution is received by AUL.

     (e) If the data required to establish a Participant Account, including any annuity enrollment form required by AUL, and instructions regarding the amount of a Contribution for the Participant are received, but an Investment Option election for that Participant is not received, by AUL at its Home Office as of the date AUL receives that Contribution, AUL shall allocate that Contribution to the Investment Option election identified in the Participant's annuity enrollment form, which is generally the AUL American Money Market Investment Account. If AUL subsequently receives a proper Investment Option election for the Participant, AUL shall then transfer such amounts credited to the AUL American Money Market Investment Account or other Investment Option identified in the Participant's annuity enrollment form, plus gains or minus losses thereon, to another Investment Option, if such election so directs.

     (f) Contributions for a Participant subsequent to the initial Contribution shall be allocated to the Participant Account as of the close of business on the later of (1) the Valuation Period in which AUL receives that Contribution at its Home Office or (2) the Valuation Period in which AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of that Contribution for the Participant, and Investment Option elections.

3.3  Addition, Deletion, or Substitution of Investments:

     (a) AUL reserves the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any Investment Account may purchase. AUL reserves the right to eliminate the shares of any of the eligible Mutual Funds or Mutual Fund Portfolios and to substitute shares of, or interests in, another Portfolio of the AUL American Series Fund, Inc., another open-end, registered investment company, or another investment vehicle, for shares already purchased or to be purchased in the future under the contract, if the shares of any or all

P-12518(BR).II.3
          eligible Mutual Funds or Mutual Fund Portfolios are no longer avail-able for investment or if further investment in any or all eligible Mutual Funds or Mutual Fund Portfolios becomes inappropriate in view of the purposes of the Variable Account or the contract. Where required under applicable law, AUL will not substitute any shares attributable to the Contractholder's interest in the Variable Account or any Investment Account without notice, Contractholder or Participant approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of other contractholders or as permitted by federal law.

     (b) AUL reserves the right to establish additional Investment Accounts, each of which would invest in the corresponding Mutual Fund or Mutual Fund Portfolio listed in the current prospectus for the Variable Account, or in other securities or investment vehicles. AUL reserves the right to eliminate or combine existing Investment Accounts if marketing, tax, or investment conditions so warrant. AUL also reserves the right to provide other Investment Options under this contract at any time. Subject to any required regulatory approvals, AUL reserves the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

     (c) In the event of any such substitution or change, AUL may, by appropriate amendment, make such changes in this contract as may be necessary or appropriate to reflect such substitution or change. If deemed by AUL to be in the best interests of persons or entities having voting rights under this contract, the Variable Account may be operated as a management investment company under The Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under The Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. AUL may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, AUL also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

3.4  Transfers:

     (a) Subject to the limitations of Section 3.5, the Contractholder, or that person designated to AUL by the Contractholder, may direct AUL, in a form acceptable to AUL, to transfer the amounts credited to an Investment Option to any other Investment Option during the Accumulation Period. Any transfer from an Investment Account shall be effective as of the close of business on the Valuation Date that AUL receives that transfer direction at its Home Office.

     (b) AUL shall make the transfer as requested within 3 days from the date a proper request is received by AUL at its Home Office, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer a transfer of amounts from the Fixed Interest Account for a period of up to 6 months after AUL receives the transfer request at its Home Office.

3.5  Limitations on Transfers:

                                    (BR)
P-12518(BR).II.4

     (a) The minimum transfer from the Participant Account's share of any Investment Option is the lesser of $500 or the Participant Account's entire share of that Investment Option as of the close of business on the Valuation Date that AUL receives that transfer direction at its Home Office. However, if that transfer reduces the Participant Account's remaining share of that Investment Option to less than $500, the entire remaining share shall also be transferred.

     (b) Amounts transferred from the Fixed Interest Account on behalf of a Participant during any Contract Year shall not exceed 20% of the Participant Account's share of the Fixed Interest Account determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for transfer. Notwithstanding the previous sentence, if the Participant Account's share of the Fixed Interest Account is less than $2,500 determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for transfer, the amount transferrable from the Fixed Interest Account for that Contract Year is the lesser of $500 or the Participant Account's entire share of the Fixed Interest Account as of the close of business on the Valuation Date that AUL receives that transfer direction at its Home Office. And if that transfer reduces the Participant Account's remaining share of the Fixed Interest Account to less than $500, the entire remaining share shall also be transferred.

4.1 Election of Annuity Options: At the written request of the Contractholder pursuant to Section 4.7, AUL shall apply all or a portion of the Account Value (subject to Section 6.5) of a Participant Account for the purpose of providing a fixed payment annuity under the Plan. Upon receipt of a request for an annuity, AUL is hereby authorized by the Contractholder to value and transfer the Participant Account's share of the Variable Account to the Fixed Interest Account as of the date provided in Section 4.9(d). Such transferred amounts shall be held in the Fixed Interest Account until such time as such amounts are used to provide an annuity under the Plan. The Contractholder request shall include certification as to the purpose for the annuity and the election of one of the annuity options listed in
     Section 4.2. The amount of any annuity shall be computed from the Table of Immediate Annuities then included in this contract, except as provided under Section 4.4.

4.7 "Benefit Responsive" Plan Benefits and Annuities: Subject to the limitations provided in Section 4.9, at any time prior to termination of the contract pursuant to the provisions of Article 8, the Contractholder may direct AUL to withdraw all or a portion of the Account Value (subject to Section 6.5) of a Participant Account for the purpose of providing:

     (a) an annuity in accordance with the Annuity Options shown in Section 4.2, as directed by the Contractholder, for benefits as provided by the Plan (other than Plan termination benefits); or

     (b) a cash lump-sum payment to the Contractholder or to whomever the Contractholder directs to pay benefits as provided by the Plan (other than Plan termination benefits) for retirement, death, disability, termination of employment, unforeseen emergencies, or required minimum distribution benefits pursuant to Internal Revenue Code Section 401(a)(9) and Regulations issued thereunder.


                                    (BR)
P-12518(BR).II.5

3.5  Limitations on Transfers:

     (a) The minimum transfer from the Participant Account's share of any Investment Option is the lesser of $500 or the Participant Account's entire share of that Investment Option as of the close of business on the Valuation Date that AUL receives that transfer direction at its Home Office. However, if that transfer reduces the Participant Account's remaining share of that Investment Option to less than $500, the entire remaining share shall also be transferred.

     (b) Amounts transferred from the Fixed Interest Account on behalf of a Participant during any Contract Year shall not exceed 20% of the Participant Account's share of the Fixed Interest Account determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for transfer. Notwithstanding the previous sentence, if the Participant Account's share of the Fixed Interest Account is less than $2,500 determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for transfer, the amount transferrable from the Fixed Interest Account for that Contract Year is the lesser of $500 or the Participant Account's entire share of the Fixed Interest Account as of the close of business on the Valuation Date that AUL receives that transfer direction at its Home Office. And if that transfer reduces the Participant Account's remaining share of the Fixed Interest Account to less than $500, the entire remaining share shall also be transferred.

4.1 Election of Annuity Options: At the written request of the Contractholder pursuant to Section 4.7, AUL shall apply all or a portion of the Account Value (subject to Section 6.5) of a Participant Account for the purpose of providing a fixed payment annuity under the Plan. Upon receipt of a request for an annuity, AUL is hereby authorized by the Contractholder to value and transfer the Participant Account's share of the Variable Account to the Fixed Interest Account as of the date provided in Section 4.9(d). Such transferred amounts shall be held in the Fixed Interest Account until such time as such amounts are used to provide an annuity under the Plan. The Contractholder request shall include certification as to the purpose for the annuity and the election of one of the annuity options listed in
     Section 4.2. The amount of any annuity shall be computed from the Table of Immediate Annuities then included in this contract, except as provided under Section 4.4.

4.7 "Benefit Responsive" Plan Benefits and Annuities: Subject to the limitations provided in Section 4.9, at any time prior to termination of the contract pursuant to the provisions of Article 8, the Contractholder may direct AUL to withdraw all or a portion of the Account Value (subject to Section 6.5) of a Participant Account for the purpose of providing:

     (a) an annuity in accordance with the Annuity Options shown in Section 4.2, as directed by the Contractholder, for benefits as provided by the Plan (other than Plan termination benefits); or

     (b) a cash lump-sum payment to the Contractholder or to whomever the Contractholder directs to pay death benefits as provided by the Plan (other than plan termination benefits); or

     (c) providing the Participant has attained (1) age 55 and has 10 years of service with the employer identified in the Plan or (2) age 62, a cash lump-sum payment to the Contractholder or to whomever the Contractholder directs to pay benefits as provided by the Plan (other than Plan termination benefits) for retirement, disability, termination of employment, unforeseen emergencies, or required minimum distribution benefits pursuant to Internal Revenue Code Section 401(a)(9) and Regulations issued thereunder.

4.8  Other Plan Benefits Payable in Cash: Subject to the limitations provided in
     Section 4.9, at any time prior to termination of the contract pursuant to the provisions of Article 8, the Contractholder may

                                    (MBR)
P-12518(BR).II.5
     direct AUL to make a cash payment from a Participant Account to the Contractholder or to whomever the Contractholder directs for the purpose of providing Plan benefits other than those provided in Section 4.7(b) and
     (c). If it is necessary to withdraw the entire Account Value of a Participant Account to make such payment, the amount paid shall equal the Withdrawal Value, minus any Section 6.5 charges. If it is not necessary to withdraw the entire Account Value to make such payment, AUL shall reduce the Account Value of the Participant Account by an amount sufficient to make the cash payment requested and to cover the Withdrawal Charge and any
     Section 6.5 charges.

     Notwithstanding the previous paragraph, in the first Contract Year in which a Participant Account is established, the Contractholder may withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract Year, without application of the Withdrawal Charge. In the next succeeding Contract Year, the Contractholder may also withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the Contract Anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract Year, without application of the Withdrawal Charge. In any subsequent Contract Year, the Contractholder may withdraw from that Participant Account up to 10% of the Account Value of that Participant Account (determined as of the Contract Anniversary immediately preceding the request for the withdrawal) without application of the Withdrawal Charge.

4.9  Conditions for Payment of Benefits:

     (a) Any benefit request submitted by the Contractholder shall include certification as to the purpose of the request for payment. The Contractholder assumes full responsibility for determining whether any benefit payment is permitted under applicable law and under the terms of the Plan. AUL may rely solely upon the representations of the Contractholder made in the benefit request.

     (b) Withdrawals from a Participant Account's share of any Investment Option may not be made in an amount less than the smaller of $500 or the Participant Account's entire share of the Investment Option as of the close of business on the Valuation Date that AUL receives that withdrawal request (or due proof of death, if received later), in a form acceptable to AUL, at its Home Office. If a withdrawal reduces the Participant Account's share of an Investment Option to less than $500, such remaining share shall also be withdrawn.

     (c) Withdrawals from a Participant Account's share of the Fixed Interest Account shall be made on a first-in/first-out basis so that all or a portion of the amounts credited to the Participant Account's share of the Fixed Interest Account which have been on deposit for the longest period of time, as well as the interest credited thereon, shall be withdrawn first.

     (d) A withdrawal request shall be effective, and the Account Value to be applied pursuant to Sections 4.1, 4.7, or 4.8 shall be determined, as of the close of business on the Valuation Date that AUL receives a proper withdrawal request (or due proof of death, if received later), in a form acceptable to AUL, at its Home Office.

                                    (MBR)
P-12518(BR).II.6

4.8  Other Plan Benefits Payable in Cash: Subject to the limitations provided in
     Section 4.9, at any time prior to termination of the contract pursuant to the provisions of Article 8, the Contractholder may direct AUL to make a cash payment from a Participant Account to the Contractholder or to whomever the Contractholder directs for the purpose of providing Plan benefits other than those provided in Section 4.7(b). If it is necessary to withdraw the entire Account Value of a Participant Account to make such payment, the amount paid shall equal the Withdrawal Value, minus any
     Section 6.5 charges. If it is not necessary to withdraw the entire Account Value to make such payment, AUL shall reduce the Account Value of the Participant Account by an amount sufficient to make the cash payment requested and to cover the Withdrawal Charge and any Section 6.5 charges.

     Notwithstanding the previous paragraph, in the first Contract Year in which a Participant Account is established, the Contractholder may withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract Year, without application of the Withdrawal Charge. In the next succeeding Contract Year, the Contractholder may also withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the Contract Anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract Year, without application of the Withdrawal Charge. In any subsequent Contract Year, the Contractholder may withdraw from that Participant Account up to 10% of the Account Value of that Participant Account (determined as of the Contract Anniversary immediately preceding the request for the withdrawal) without application of the Withdrawal Charge.

4.9  Conditions for Payment of Benefits:

     (a) Any benefit request submitted by the Contractholder shall include certification as to the purpose of the request for payment. The Contractholder assumes full responsibility for determining whether any benefit payment is permitted under applicable law and under the terms of the Plan. AUL may rely solely upon the representations of the Contractholder made in the benefit request.

     (b) Withdrawals from a Participant Account's share of any Investment Option may not be made in an amount less than the smaller of $500 or the Participant Account's entire share of the Investment Option as of the close of business on the Valuation Date that AUL receives that withdrawal request (or due proof of death, if received later), in a form acceptable to AUL, at its Home Office. If a withdrawal reduces the Participant Account's share of an Investment Option to less than $500, such remaining share shall also be withdrawn.

     (c) Withdrawals from a Participant Account's share of the Fixed Interest Account shall be made on a first-in/first-out basis so that all or a portion of the amounts credited to the Participant Account's share of the Fixed Interest Account which have been on deposit for the longest period of time, as well as the interest credited thereon, shall be withdrawn first.

     (d) A withdrawal request shall be effective, and the Account Value to be applied pursuant to Sections 4.1, 4.7, or 4.8 shall be determined, as of the close of business on the Valuation Date that AUL receives a proper withdrawal request (or due proof of death, if received later), in a form acceptable to AUL, at its Home Office.

     (e) AUL shall pay any cash lump sum to the Contractholder or to whomever the Contractholder directs within 3 days from the appropriate Valuation Date as determined in Subsection (d) above, except as AUL may be permitted to defer such payment of amounts withdrawn from

P-12518(BR).II.6
          the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer the payment of amounts withdrawn from the Fixed Interest Account for a period of up to 6 months after AUL receives the withdrawal request at its Home Office.

     (f) No withdrawals shall be permitted prior to the termination of this contract except as provided in Sections 4.7 and 4.8.

5.1 Valuation of Mutual Fund or Mutual Fund Portfolio Assets: All assets of each Mutual Fund or Mutual Fund Portfolio shall be valued as provided in the prospectus for the applicable Mutual Fund or Mutual Fund Portfolio as such prospectus may be amended or supplemented from time to time.

5.2 Accumulation Units: Any amounts allocated to any Investment Account on behalf of a Participant shall be credited to his Participant Account in the form of Accumulation Units on the basis of the value of such units in that Investment Account as of the later of (1) the end of the Valuation Period on which such amounts are received by AUL at its Home Office or (2) the end of the Valuation Period on which the data required to establish the Participant Account and allocate such amounts to the Participant Account and to Investment Options are received by AUL at its Home Office. However, if the initial Contribution for a Participant is allocated pursuant to
     Section 3.2(c) on the next succeeding Valuation Period, the unit value as of the end of that Valuation Period shall be used. Such crediting shall be made separately for amounts allocated to each Investment Account. The number of Accumulation Units in each Investment Account credited to each Participant Account as of any Valuation Period shall be determined by dividing the amounts allocated to that Investment Account for that Participant Account as of such Valuation Period by the dollar value of one Accumulation Unit in that Investment Account as of the close of business on the applicable Valuation Period. The number of Accumulation Units thus determined shall not be changed by any subsequent change in the dollar value of the Accumulation Units.

5.3 Value of Accumulation Units: The value of an Accumulation Unit in the AUL American Equity, Bond, Money Market, and Managed Investment Accounts was established at $1.00 as of April 12, 1990. The value of an Accumulation Unit in any other Investment Account available under this contract shall be established at $1.00 as of the date of the first deposit to such Investment Account. The value of an Accumulation Unit in each Investment Account as of any Valuation Period thereafter is equal to the dollar value of one
     Accumulation Unit in that Investment Account as of the immediately preceding Valuation Period multiplied by the Net Investment Factor, as defined in Section 5.4, for that Investment Account for the current Valuation Period. The value of an Accumulation Unit for each Investment Account shall be determined for each Valuation Period before giving effect to any additions, withdrawals, or transfers. After such determination, the additions, withdrawals, or transfers which are effective as of that day shall then be made.

5.4 Determining the Net Investment Factor: The Net Investment Factor for each Investment Account for any Valuation Period is determined by dividing (a) by (b), and then subtracting (c) from that result, where:

     (a)  is equal to:


          (1) the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the current Valuation Period, plus


                                (G&W stand-alone)
P-12518(BR).II.7

          (2) the per share amount of any dividend or other distribution, if any, paid by the Mutual Fund or Mutual Fund Portfolio during the current Valuation Period, plus or minus

          (3) any credit or charge for any taxes paid or reserved for by AUL during the current Valuation Period which are determined by AUL to be attributable to operation of the Investment Account;

     (b) is the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the immediately preceding Valuation Period; and

     (c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks, as authorized by Section 6.1.

6.1 Mortality Risk and Expense Risk Charges: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor as provided in Section 5.4(c).

6.2 Mutual Fund or Mutual Fund Portfolio Expenses: A Mutual Fund or Mutual Fund Portfolio shall pay any investment advisory fee and certain other expenses, which may include its ordinary operational and organizational expenses, and any extraordinary expenses, as described in the current prospectus for that Mutual Fund or Mutual Fund Portfolio as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Mutual Fund or Mutual Fund Portfolio share reflects such investment advisory fee and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

6.3 Administrative Charge: AUL shall deduct an administrative charge per Contract Quarter equal to the lesser of $3.00 or 0.5% of the Account Value on the last day of each Contract Quarter from each Participant Account in existence on such day for as long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under this contract by that Participant Account. If the entire balance of a Participant Account is applied or withdrawn before the last day of the Contract Quarter pursuant to Sections 4.1, 4.7, 4.8, 8.2, or 8.4, the administrative charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which such application or withdrawal of funds is made shall not be deducted from the amount applied or withdrawn.

6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Sections 4.1 and
     4.7 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.


                                (G&W stand-alone)
P-12518(BR).II.8

          (1) the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or other distribution, if any, paid by the Mutual Fund or Mutual Fund Portfolio during the current Valuation Period, plus or minus

          (3) any credit or charge for any taxes paid or reserved for by AUL during the current Valuation Period which are determined by AUL to be attributable to operation of the Investment Account;

     (b) is the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the immediately preceding Valuation Period; and

     (c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks, as authorized by Section 6.1.

6.1 Mortality Risk and Expense Risk Charges: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor as provided in Section 5.4(c).

6.2 Mutual Fund or Mutual Fund Portfolio Expenses: A Mutual Fund or Mutual Fund Portfolio shall pay any investment advisory fee and certain other expenses, which may include its ordinary operational and organizational expenses, and any extraordinary expenses, as described in the current prospectus for that Mutual Fund or Mutual Fund Portfolio as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Mutual Fund or Mutual Fund Portfolio share reflects such investment advisory fee and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

6.3 Administrative Charge: AUL shall deduct an administrative charge per Contract Quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each Contract Quarter from each Participant Account in existence on such day for as long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under this contract by that Participant Account. If the entire balance of a Participant Account is applied or withdrawn before the last day of the Contract Quarter pursuant to Sections 4.1, 4.7, 4.8, 8.2, or 8.4, the administrative charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which such application or withdrawal of funds is made shall not be deducted from the amount applied or withdrawn.

6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Sections 4.1 and
     4.7 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.


                             (Corporate stand-alone)
P-12518(BR).II.8

          (1) the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or other distribution, if any, paid by the Mutual Fund or Mutual Fund Portfolio during the current Valuation Period, plus or minus

          (3) any credit or charge for any taxes paid or reserved for by AUL during the current Valuation Period which are determined by AUL to be attributable to operation of the Investment Account;

     (b) is the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the immediately preceding Valuation Period; and

     (c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks, as authorized by Section 6.1.

6.1 Mortality Risk and Expense Risk Charges: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor as provided in Section 5.4(c).

6.2 Mutual Fund or Mutual Fund Portfolio Expenses: A Mutual Fund or Mutual Fund Portfolio shall pay any investment advisory fee and certain other expenses, which may include its ordinary operational and organizational expenses, and any extraordinary expenses, as described in the current prospectus for that Mutual Fund or Mutual Fund Portfolio as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Mutual Fund or Mutual Fund Portfolio share reflects such investment advisory fee and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

By adding the following first paragraph to Section 6.3:

6.3  AUL hereby waives the  administrative  charge  described  hereafter in this
     Section 6.3.

6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Sections 4.1 and
     4.7 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.


                                 (G&W Companion)
                              (Corporate Companion)
P-12518(BR).II.8

6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in Section
     6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the AUL American Series Fund, Inc.

8.1 Right of Contractholder to Terminate: This contract shall terminate if the Contractholder gives written notice to AUL that this contract is to be terminated. In such event, the termination notice shall be effective as of the close of business on the Valuation Date that AUL receives a proper written Contractholder notice at its Home Office. This date shall be the effective date of termination. This contract shall also terminate automatically as of the date that there are no Participant Accounts maintained hereunder.

9.2 AUL's Annual Statement: No provision or condition of this contract shall be deemed to control, determine, or modify any annual statement of AUL made to any insurance department, contractholder, regulatory body, or other person, nor shall anything in such annual statement be deemed to control, determine, or modify the valuation provided for in this contract, nor the values determined, nor the market, book, or other value of any asset in any Investment Account or Mutual Fund or Mutual Fund Portfolio, nor any of the other provisions and conditions of this contract.

9.8 Election, Notice, or Direction Requirements: Wherever in this contract reference is made to the Contractholder making a request or giving notice or direction, such request, notice, or direction must be in writing, or in a form otherwise acceptable to AUL, and must be submitted to and received by AUL at its Home Office before becoming effective.

9.15 Voting:

     (a) AUL is the legal owner of the shares of a Mutual Fund or Mutual Fund Portfolio held by the Investment Accounts of the Variable Account. In accordance with its view of present law, AUL shall exercise voting rights attributable to the shares of each Mutual Fund or Mutual Fund Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of a Mutual Fund on matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of a Mutual Fund or Mutual Fund Portfolio in its own right, it may elect to do so. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Mutual Fund or Mutual Fund Portfolio offers its shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for contracts and Participant Accounts participating in the Investment Account.

                             (Corporate stand-alone)
                                (G&W stand-alone)
P-12518(BR).II.9

6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in Section
     6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the AUL American Series Fund, Inc.

By adding the following first paragraph to Section 7.3:

7.3  Right of AUL to Change Charges:

     Because the administrative charge described in Section 6.3 has been waived by AUL, the maximum administrative charge discussed hereafter in this
     Section 7.3 shall be $0.00.

8.1 Right of Contractholder to Terminate: This contract shall terminate if the Contractholder gives written notice to AUL that this contract is to be terminated. In such event, the termination notice shall be effective as of the close of business on the Valuation Date that AUL receives a proper written Contractholder notice at its Home Office. This date shall be the effective date of termination. This contract shall also terminate automatically as of the date that there are no Participant Accounts maintained hereunder.

9.2 AUL's Annual Statement: No provision or condition of this contract shall be deemed to control, determine, or modify any annual statement of AUL made to any insurance department, contractholder, regulatory body, or other person, nor shall anything in such annual statement be deemed to control, determine, or modify the valuation provided for in this contract, nor the values determined, nor the market, book, or other value of any asset in any Investment Account or Mutual Fund or Mutual Fund Portfolio, nor any of the other provisions and conditions of this contract.

9.8 Election, Notice, or Direction Requirements: Wherever in this contract reference is made to the Contractholder making a request or giving notice or direction, such request, notice, or direction must be in writing, or in a form otherwise acceptable to AUL, and must be submitted to and received by AUL at its Home Office before becoming effective.

9.15     Voting:

     (a) AUL is the legal owner of the shares of a Mutual Fund or Mutual Fund Portfolio held by the Investment Accounts of the Variable Account. In accordance with its view of present law, AUL shall exercise voting rights attributable to the shares of each Mutual Fund or Mutual Fund Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of a Mutual Fund on matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of a Mutual Fund or Mutual Fund Portfolio in its own right, it may elect to do so. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Mutual Fund or Mutual Fund Portfolio offers its shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for contracts and Participant Accounts participating in the Investment Account.

                                 (G&W Companion)
                              (Corporate Companion)
P-12518(BR).II.9

     (b) The person having the voting interest under this contract is the Contractholder. Unless otherwise required by applicable law, the number of Mutual Fund or Mutual Fund Portfolio shares as to which voting instructions may be given to AUL is determined by dividing the value of all of the Accumulation Units of the corresponding Investment Account attributable to this contract on a particular date by the net asset value per share of that Mutual Fund or Mutual Fund Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the applicable Mutual Fund or Mutual Fund Portfolio for determining shareholders eligible to vote at the meeting of that Mutual Fund. If required by the Securities and Exchange Commission or under any contract with any of the Mutual Funds made available by AUL, AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of a Mutual Fund or Mutual Fund Portfolio.

     (c) Voting rights attributable to this contract for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all contracts and Participant Accounts participating in that Investment Account.

     (d) Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Contractholders, Participants, or others to instruct the voting of Mutual Fund or Mutual Fund Portfolio shares.

     (e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or a Mutual Fund or Mutual Fund Portfolio as may be required by applicable federal law.


                                      AMERICAN UNITED LIFE INSURANCE COMPANY
                                      By: /s/ Jerry D. Semler
                                      Chairman of the Board,
                                      President, & Chief Executive Officer

                                      Attest
                                      By: /s/ William R. Brown
                                      Secretary


                                      CONTRACTHOLDER


                                       By: ____________________________________

                                       Title___________________________________

                                       Date____________________________________


P-12518(BR).II.10

                                   SCHEDULE A


The following Investment Accounts are made available to the Contractholder by AUL. Amounts allocated to any Investment Account identified below shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed below.


Investment Account                                   Mutual Fund or Mutual Fund Portfolio
-----------------                                    ------------------------------------


AUL American Bond                                    AUL American Bond
AUL American Equity                                  AUL American Equity
AUL American Managed                                 AUL American Managed
AUL American Money Market                            AUL American Money Market
AUL American Tactical Asset Allocation Portfolio     AUL American Tactical Asset Allocation Portfolio
Alger American Growth                                Alger American Growth
Calvert Social Mid-Cap Growth                        Calvert Social Mid-Cap Growth
Fidelity VIP Equity-Income                           Fidelity VIP Equity-Income
Fidelity VIP Growth                                  Fidelity VIP Growth
Fidelity VIP High Income                             Fidelity VIP High Income
Fidelity VIP Overseas                                Fidelity VIP Overseas
Fidelity VIP II Asset Manager                        Fidelity VIP II Asset Manager
Fidelity VIP II Contrafund                           Fidelity VIP II Contrafund
Fidelity VIP II Index 500                            Fidelity VIP II Index 500
Janus Aspen Series Flexible Income Portfolio         Janus Aspen Series Flexible Income Portfolio
Janus Aspen Series Worldwide Growth Portfolio        Janus Aspen Series Worldwide Growth Portfolio
PBHG Insurance Series Growth II                      PBHG Insurance Series Growth II
PBHG Insurance Series Technology                     PBHG Insurance Series Technology
         and Communication                                and Communication
SAFECO Resource Series Trust Equity Portfolio        SAFECO Resource Series Trust Equity Portfolio
SAFECO Resource Series Trust Growth Portfolio        SAFECO Resource Series Trust Growth Portfolio
T. Rowe Price Equity-Income Portfolio                T. Rowe Price Equity-Income Portfolio


P-12518(BR).II.11